UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2016

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	DYNAMIC MUNICIPAL INCOME

■	HIGH YIELD MUNICIPAL

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	22

Financial Statements	80

Financial Highlights	84

Notes to the Financial Statements	90

Report of Independent Registered Public Accounting Firm	107

Other Information	108

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market recorded positive returns during the 12 months ended March 31, 2016 (the “Reporting Period”), supported by a flattening yield curve and favorable supply and demand dynamics. (Yield curve indicates a spectrum of maturities. A flattening yield curve means the differential in yields between longer-term and shorter-term maturities narrowed.)

When the Reporting Period began in the second quarter of 2015, municipal bond prices retreated as yields rose across the yield curve. During the third calendar quarter and into December 2015, uncertainty about the Federal Reserve’s (the “Fed”) interest rate policy helped drive up municipal bond prices. Uncertainty regarding further tightening persisted after the Fed’s December 2015 rate hike and increased through the end of the Reporting Period. Along with strong investment inflows, this contributed to a rally in municipal bond prices.

For the Reporting Period overall, shorter-term municipal yields (as represented by two-year maturities) edged up, while longer-term municipal yields fell. As a result, the municipal yield curve flattened. The yield on a two-year AAA-rated municipal security rose 18 basis points to 0.67%; the yield on a 10-year AAA-rated municipal security fell 26 basis points to 1.70%; and the yield on a 30-year AAA-rated municipal security decreased 11 basis points to 2.69%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose 17 basis points to 0.72%; the yield on a 10-year U.S. Treasury fell 15 basis points to 1.77%; and the yield on a 30-year U.S. Treasury security increased eight basis points to 2.61%. (Source: GSAM, MMD and Bloomberg.)

Market technicals, or supply and demand factors, were supportive during the Reporting Period. Primary market issuance was strong, with approximately $379 billion of new supply for the Reporting Period overall. The market was supported by strong demand starting in the fourth quarter of 2015 and continuing through the end of the Reporting Period. Municipal bond mutual funds saw average investment inflows of $211 million per week during the Reporting Period. The Reporting Period ended with 26 consecutive weeks of inflows. (Source: Lipper.)

Overall, credit quality in the municipal bond market remained strong during the Reporting Period. Nevertheless, pockets of weakness generated negative headlines. On June 28, 2015, Puerto Rico Governor Alejandro Garcia Padilla gave an interview to The New York Times in which he said the commonwealth “cannot pay its roughly $72 billion in debts.” These words shifted Puerto Rico’s course from a focused effort on finding liquidity and balancing the budget toward the possibility of a default. Credit ratings agencies responded to Padilla’s comments with multiple notch downgrades. As the Reporting Period progressed, Puerto Rico and the U.S. Congress continued to evaluate measures to address the commonwealth’s financial difficulties. Also during the Reporting Period, credit rating agencies downgraded New Jersey’s credit rating after a revenue shortfall led the state to make a reduced payment to its pension funds. Meanwhile, Illinois grappled with its pension and budgetary issues. In more positive news, state revenues overall expanded during the Reporting Period, with most states working toward solid budget plans that would potentially enhance financial reserves and provide tax breaks. One such example was New York state, which is one of the municipal bond market’s bellwether issuers. California also remained on an upward trajectory, as revenues came in ahead of budget for the state’s 2014-2015 fiscal year.

MARKET REVIEW

High Yield Municipals

During the Reporting Period, the high yield municipal bond market underperformed the investment grade municipal bond market. The main drivers of underperformance among high yield municipal bonds were the leasing and transportation sectors. Both sectors fell by more than 10% during the Reporting Period. As mentioned previously, Puerto Rico was the subject of significant negative news, which led to substantial volatility for it’s bond values. We believe that uncertainty around Puerto Rico’s restructuring plan caused it to underperform the Barclays High Yield Municipal Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals remained favorable, as demand showed continued strength. In our opinion, the tax environment should continue to be supportive for municipal bonds, even if interest rates remain low. Although the size and timing of potential Fed action will likely be dependent on economic data, we expect one to two rate hikes in 2016, with the first one possibly occurring at its June 2016 meeting. Higher rates, in our view, could make the tax exempt benefits of municipal bonds even more attractive and could boost the relative performance of the asset class. Meanwhile, we anticipate an increase in infrastructure investment by states and municipalities, and we expect their governments to take advantage of continued low interest rates to issue debt. We also expect to see more headlines around pension cost escalation, as this remains a serious challenge for some states and localities.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Fixed Income Funds invested in the most tax-efficient manner.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 2.70%, 1.86%, 2.98%, 2.53% and 2.95%, respectively. These returns compare to the 2.85% average annual total return of the Fund’s benchmark, the Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Although the Fund benefited overall from its sector positioning and bottom-up issue selection, it was hampered somewhat by its overweight position in Puerto Rico municipal bonds. The Fund’s exposure to longer maturity securities added to relative performance, as the municipal yield curved flattened, meaning the differential between longer-term and shorter-term yields narrowed. In addition, the Fund’s duration and yield curve positioning enhanced results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	As municipal credit concerns increased in response to negative headlines about Puerto Rico, the Fund was hurt by its overweight position in Puerto Rico municipal bonds. Conversely, the Fund benefited from its overweight position in hospital bonds, as this sector recorded strong gains during the Reporting Period. The Fund’s overweight position in the tobacco sector also proved beneficial.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s long duration positioning versus that of the Index enhanced relative performance, as municipal yields fell during the Reporting Period. The Fund also benefited from its yield curve positioning relative to the Index, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve flattened.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. Although the municipal yield curve flattened during the Reporting Period overall, yields on shorter-term maturity municipal bonds remained lower than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to manage against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period overall. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to tobacco and general obligation bonds. We decreased its allocation to hospital credits and lease-backed bonds. In addition, we reduced the Fund’s exposure to higher credit quality AA-rated and A-rated issues. We increased the Fund’s exposure to lower quality BBB-rated issues and other lower credit quality rated municipal bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a longer duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. Compared to the Index, the Fund was overweight in Puerto Rico, California and Texas municipal bonds and underweight in New York municipal bonds.

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015–March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	2.70%	2.85%	2.29%	2.07%	4.05%
Class C	1.86	2.85	1.64	1.40	2.90
Institutional	2.98	2.85	2.72	2.48	4.81
Service	2.53	2.85	2.22	1.98	3.92
Class IR	2.95	2.85	2.63	2.39	4.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2015 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.17%	4.95%	3.73%	4.64%	7/20/93
Class C	0.85	4.98	3.35	3.77	8/15/97
Institutional	2.98	6.11	4.48	4.93	8/15/97
Service	2.53	5.57	3.94	4.43	8/15/97
Class IR	2.95	5.99	N/A	4.81	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	1.01%
Class C	1.53	1.76
Institutional	0.44	0.67
Service	0.94	1.16
Class IR	0.53	0.76

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Municipal Bond 1-10 Year Blend Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	2.70%	5.77%	4.13%	4.82%
Including sales charges	-1.17%	4.95%	3.73%	4.64%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.86%	4.98%	3.35%	3.77%
Including contingent deferred sales charges	0.85%	4.98%	3.35%	3.77%

Institutional (Commenced August 15, 1997)	2.98%	6.11%	4.48%	4.93%

Service (Commenced August 15, 1997)	2.53%	5.57%	3.94%	4.43%

Class IR (Commenced July 30, 2010)	2.95%	5.99%	N/A	4.81%

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 4.89%, 4.11%, 5.19% and 5.15%, respectively. These returns compare to the 3.68% average total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is composed 60% of the Barclays Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Barclays Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 3.44% and 3.97%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from its underweight position compared to the High Yield Municipal Composite in Puerto Rico municipal bonds. Individual issue selection within the tobacco sector also contributed positively. In addition, the Fund’s holdings of longer maturity securities added to relative performance, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields narrowed. (Yield curve is a spectrum of maturities.) The Fund’s tactical management of its duration positioning also bolstered relative results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s overweight position relative to the High Yield Municipal Composite in the hospital sector added to relative returns, as hospital bonds recorded strong gains during the Reporting Period. The Fund’s underweight position in Puerto Rico bonds also enhanced results, as the commonwealth’s debt generated a negative absolute return in the High Yield Municipal Composite.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the tactical management of the Fund’s duration positioning versus that of the High Yield Municipal Composite added to relative performance. The Fund benefited from a shorter duration position when municipal yields rose during May and June 2015. Our decision to shift the Fund to a longer duration position aided performance, as municipal yields fell during the latter part of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. Although the municipal yield curve flattened during the Reporting Period

PORTFOLIO RESULTS

overall, yields on shorter-term maturity municipal bonds remained lower than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we transitioned the Fund from a shorter duration position relative to that of the High Yield Municipal Composite to a comparatively longer duration position. We reduced the Fund’s exposure to hospital bonds but maintained an overweight position versus the High Yield Municipal Composite. We increased the Fund’s allocation to the municipal debt of Illinois and decreased its exposure to the municipal debt of Florida.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite in the hospital sector and underweight in the tobacco sector. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit quality AAA-rated and AA-rated issues and overweight lower credit quality BBB-rated issues.

FUND BASICS

High Yield Municipal Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	High Yield Municipal Composite[2]	Barclays Municipal High Yield Bond Index[3]	Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	4.89%	3.68%	3.44%	3.97%	2.63%	2.54%	4.65%
Class C	4.11	3.68	3.44	3.97	2.01	1.92	3.55
Institutional	5.19	3.68	3.44	3.97	3.04	2.99	5.37
Class IR	5.15	3.68	3.44	3.97	3.00	2.90	5.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Composite is comprised of the Barclays Municipal Bond Index (40%) (with dividends reinvested) and the Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested).

[3]	The Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2015 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.18%	7.13%	2.69%	4.50%	4/3/00
Class C	3.08	7.33	2.40	4.02	4/3/00
Institutional	5.19	8.44	3.48	5.16	4/3/00
Class IR	5.15	8.42	N/A	6.80	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.93%
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2016

The following graph shows the value as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the High Yield Municipal Composite, which is composed of the Barclays Municipal High Yield Bond Index (60%) and the Barclays Municipal Bond Index (40%) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	4.89%	8.13%	3.16%	4.80%
Including sales charges	0.18%	7.13%	2.69%	4.50%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	4.11%	7.33%	2.40%	4.02%
Including contingent deferred sales charges	3.08%	7.33%	2.40%	4.02%

Institutional (Commenced April 3, 2000)	5.19%	8.44%	3.48%	5.16%

Class IR (Commenced July 30, 2010)	5.15%	8.42%	N/A	6.80%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.62%, 0.22%, 0.86%, 0.36% and 0.87%, respectively. These returns compare to the 1.25% average total return of the Fund’s benchmark, the Barclays Municipal 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy detracted from relative results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

On the positive side, the Fund’s performance was aided by its holdings of longer-term securities, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields narrowed. In addition, sector positioning and bottom-up issue selection overall enhanced the Fund’s relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Although sector positioning added to relative performance overall, the Fund was hurt by its holdings of Puerto Rico bonds. These investments detracted from Fund returns, as Puerto Rico’s debt experienced significant volatility amidst persistent headline news.

The Fund benefited from its exposure to local general obligation bonds. Positioning in the toll road sector also added to returns. Additionally, owning individual bonds that became pre-refunded bolstered the Fund’s results. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.)

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration positioning relative to that of the Index hurt relative returns during the Reporting Period. Most of the underperformance occurred early in the Reporting Period when shorter-maturity municipal yields — especially those in the two-year portion of the municipal yield curve — rose, particularly during May 2015. These results were offset somewhat in the latter part of the Reporting Period when municipal yields fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. Although the municipal yield curve flattened during the Reporting Period overall, yields on shorter-term maturity municipal bonds remained lower than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have

PORTFOLIO RESULTS

the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to water and sewer credits. We increased the Fund’s exposure to general obligation and special tax bonds. In addition, we increased the Fund’s allocation to the municipal debt of California and decreased its exposure to the municipal debt of Texas.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a long duration position compared to that of the Index. It was overweight relative to the Index in higher credit quality AAA-rated issues, BBB-rated issues and lower credit quality rated municipal bonds. In addition, the Fund was underweight in California, Texas and Florida municipal bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays Municipal 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	0.62%	1.25%	0.76%	0.70%	1.34%
Class C	0.22	1.25	0.37	-0.02	0.65
Institutional	0.86	1.25	1.10	1.04	1.94
Service	0.36	1.25	0.61	0.55	1.08
Class IR	0.87	1.25	1.01	0.95	1.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Municipal 1-3 Year Blend Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2015 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.88%	1.03%	2.13%	2.67%	5/1/97
Class C	-0.43	0.91	1.71	2.01	8/15/97
Institutional	0.86	1.64	2.63	3.31	10/1/92
Service	0.36	1.16	2.12	2.78	9/20/94
Class IR	0.87	1.57	N/A	1.41	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.76%
Class C	1.13	1.51
Institutional	0.39	0.41
Service	0.89	0.92
Class IR	0.48	0.51

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2016

The following graph shows the value as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Municipal 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.62%	1.33%	2.28%	2.75%
Including sales charges	-0.88%	1.03%	2.13%	2.67%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.22%	0.91%	1.71%	2.01%
Including contingent deferred sales charges	-0.43%	0.91%	1.71%	2.01%

Institutional (Commenced October 1, 1992)	0.86%	1.64%	2.63%	3.31%

Service (Commenced September 20, 1994)	0.36%	1.16%	2.12%	2.78%

Class IR (Commenced July 30, 2010)	0.87%	1.57%	N/A	1.41%

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.6%
Alabama – 2.5%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
$2,500,000	5.750%	10/01/30	$2,950,050
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
1,780,000	5.750	12/01/36	1,796,857
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	576,754
100,000	5.000	11/15/21	100,336
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	391,198
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,108,530
3,000,000	6.000	10/01/42	3,500,760
6,000,000	6.500	10/01/53	7,216,140

			17,640,625

Alaska – 0.0%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (CCC/B3)
85,000	5.000	06/01/46	75,360

Arizona – 2.0%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
5,150,000	1.220	01/01/37	4,613,885
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)
3,000,000	5.000	07/01/19	3,379,410
City of Chandler, Arizona Excise Tax Revenue RB Series 2015 (AAA/Aa1)
2,000,000	3.000	07/01/34	2,014,440
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,540,274
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(b)
1,410,000	1.600	03/01/18	1,412,369

			13,960,378

Arkansas – 1.1%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/Baa1)
770,000	3.000	02/01/18	790,959
1,845,000	3.000	02/01/19	1,918,579
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
455,000	5.500	07/01/23	475,134
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000	4.000	04/01/21	1,124,350

State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Pulaski County Little Rock School District GO Bonds Refunding (ST AID WITHHLDG) (NR/Aa2)
$3,335,000	3.000%	02/01/23	$3,507,953

			7,816,975

California – 17.4%
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (NR/NR)
1,500,000	5.000	08/01/19	1,674,150
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(c)
1,000,000	0.000	08/01/37	449,080
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)
5,000,000	5.000	11/01/39	5,597,150
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(d)
1,000,000	6.500	10/01/18	1,140,720
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/35	447,968
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/25	5,721,250
5,000,000	6.500	04/01/33	5,798,150
2,750,000	6.000	04/01/38	3,142,507
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/33	1,479,812
1,500,000	5.500	03/01/40	1,731,690
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/30	388,812
375,000	5.000	09/01/37	414,041
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)(d)
1,435,000	5.750	08/15/18	1,604,029
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,395,840
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,051
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(c)
3,500,000	0.000	06/01/34	1,808,485
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
250,000	3.000	08/01/33	248,655
260,000	3.000	08/01/34	256,378
275,000	3.125	08/01/35	275,355

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(b)
$675,000	5.500%	01/15/23	$803,614
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	573,870
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(c)
18,000,000	0.000	06/01/47	1,659,420
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(c)
19,500,000	0.000	06/01/47	766,935
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
350,000	5.125	06/01/47	321,748
3,000,000	5.750	06/01/47	2,969,700
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
3,915,000	5.300	06/01/37	3,870,565
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)
5,000,000	5.250	08/01/39	5,781,750
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(c)
2,000,000	0.000	08/01/37	859,560
4,500,000	0.000	08/01/38	1,842,750
4,500,000	0.000	08/01/39	1,754,370
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(c)
1,205,000	0.000	08/01/26	887,940
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/39	2,471,053
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125	11/01/29	4,579,085
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(e)
5,000,000	0.000	08/01/35	4,339,850
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,173,004
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,764,775
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(c)
2,150,000	0.000	08/01/31	1,244,549
4,150,000	0.000	08/01/32	2,288,518
3,500,000	0.000	08/01/33	1,838,935
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(e)
6,450,000	0.000	08/01/38	7,416,726

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
$4,000,000	5.000%	05/01/31	$4,560,080
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
5,000,000	5.000	09/01/27	5,470,650
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(a)
5,000,000	0.956	12/01/35	4,696,750
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(d)
830,000	5.000	05/01/18	902,036
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
4,170,000	5.000	05/01/33	4,504,934
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(c)
5,000,000	0.000	07/01/39	2,061,100
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,382,400
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(c)
1,605,000	0.000	01/15/26	1,120,402
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
1,000,000	5.000	01/15/29	1,141,690
Stockton Unified School District GO Bonds Refunding Series 2016 (A+/A2)
2,735,000	5.000	08/01/25	3,426,928
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/38	1,625,712
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(a)
5,000,000	1.154	05/15/43	4,390,100
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	725,790
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(c)
1,175,000	0.000	08/01/25	923,538

			122,729,950

Colorado – 1.9%
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
50,000	2.000	12/01/16	50,300
625,000	4.000	12/01/19	668,381

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
$5,000,000	5.500%	11/15/29	$5,945,850
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(a)
5,000,000	1.526	12/01/33	4,605,250
E-470 Public Highway Authority RB Series 2010 A (BBB+/Baa1)(c)
6,000,000	0.000	09/01/40	2,348,760

			13,618,541

Connecticut – 0.2%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
1,550,000	7.000	02/01/45	1,544,079

Delaware – 1.2%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/26	6,415,050
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/33	2,156,271

			8,571,321

District of Columbia – 1.0%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A/A1)
95,000	6.250	05/15/24	95,704
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,249,190
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa2)(d)
5,000,000	6.000	10/01/18	5,642,100

			6,986,994

Florida – 9.0%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
885,000	5.000	05/01/19	919,621
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/25	100,225
185,000	5.000	11/01/36	185,679
320,000	5.000	11/01/48	317,949
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
500,000	4.250	05/01/29	514,410
500,000	4.500	05/01/35	511,990
Bellagio Community Development District Special Assessment Series 2016 (BBB-/NR)(g)
160,000	2.500	11/01/22	160,384
160,000	2.750	11/01/23	160,433
170,000	3.000	11/01/25	169,157
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,250,000	5.500	10/01/36	1,259,175

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
$3,650,000	5.500%	06/01/17	$3,846,005
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,000,000	4.000	10/01/34	1,065,870
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
840,000	5.375	05/01/36	842,722
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
200,000	2.875	05/01/21	201,362
205,000	3.000	05/01/22	206,470
210,000	3.250	05/01/23	211,718
220,000	3.375	05/01/24	222,246
225,000	3.500	05/01/25	227,441
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)
125,000	4.750	10/01/36	128,125
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(d)
1,000,000	6.250	10/01/19	1,177,300
Florida State Turnpike Authority RB Refunding for Department of Transportation Series 2016 A (AA-/Aa2)
2,500,000	3.000	07/01/33	2,453,600
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,000,000	4.250	05/01/26	995,110
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/36	970,591
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,000,000	5.000	10/01/21	2,349,060
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,788,308
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	588,767
605,000	3.500	05/01/24	609,616
630,000	3.625	05/01/25	635,135
650,000	3.750	05/01/26	656,279
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,630,000	5.750	05/01/35	1,632,005
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
2,245,000	4.250	05/01/25	2,292,729
1,735,000	4.875	05/01/35	1,793,417
985,000	4.875	05/01/45	1,010,443

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
$300,000	4.000%	05/01/21	$304,698
235,000	4.250	05/01/26	239,538
690,000	5.000	05/01/36	710,900
1,360,000	5.125	05/01/46	1,396,013
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	770,250
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/30	791,602
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A2)
1,200,000	6.000	02/01/30	1,434,204
1,500,000	6.000	02/01/31	1,791,990
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A2)(f)
5,000,000	5.000	03/01/30	5,791,600
Miami-Dade County Florida Aviation RB Refunding RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	588,006
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
1,000,000	3.500	05/01/20	993,230
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,431,413
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,391,047
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(d)
365,000	7.125	11/01/16	379,016
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
875,000	4.250	11/01/25	874,291
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(d)
2,000,000	6.500	11/15/19	2,387,580
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
875,000	4.500	05/01/18	903,105
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
810,000	5.350	05/01/35	810,753
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
435,000	3.625	11/01/20	437,432
530,000	4.375	11/01/25	538,771

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
$1,000,000	4.250%	05/01/31	$1,054,660
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	4.750	11/01/25	757,260
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/30	512,890
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,680,000	5.250	05/01/37	1,734,886
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/31	2,184,336
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)(g)
135,000	4.875	05/01/36	135,475
250,000	5.000	05/01/47	250,775
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (A-/NR)
1,470,000	4.500	05/01/36	1,531,578

			63,330,641

Georgia – 1.5%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/27	1,446,450
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)
4,075,000	5.250	07/01/36	4,585,190
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(a)
5,000,000	1.069	10/01/33	4,421,850

			10,453,490

Guam – 0.5%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
850,000	5.625	12/01/29	959,038
750,000	5.750	12/01/34	844,125
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	375,216
250,000	5.000	10/01/44	286,802
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
680,000	5.000	01/01/46	770,875

			3,236,056

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,127,640

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – 9.3%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(c)
$1,775,000	0.000%	12/01/26	$1,050,906
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B+/NR)(b)
5,000,000	4.400	03/01/17	4,674,200
Chicago Illinois Board of Education GO Bonds Series 2015 C (B+/NR)
2,500,000	6.000	12/01/35	2,170,300
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B+/NR)
7,575,000	7.000	12/01/44	6,899,689
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/37	298,137
2,720,000	5.500	01/01/40	2,701,912
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/33	1,483,425
630,000	5.000	01/01/34	606,986
450,000	5.000	01/01/36	430,380
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/40	606,739
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/34	144,520
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
675,000	5.000	01/01/40	637,335
Chicago Illinois GO Bonds Refunding Series 2016 C (BBB+/NR)
1,500,000	5.000	01/01/38	1,429,185
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/39	1,311,407
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,000,000	5.500	01/01/29	2,332,120
Chicago Illinois Sales Tax Refunding Series 2002 (AA/NR)
1,000,000	5.000	01/01/25	1,088,470
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,256,706
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	379,963
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (A-/NR)
400,000	5.050	08/01/29	405,260
Illinois GO Bonds Series 2003 (NATL-RE) (AA-/A3)
975,000	5.000	06/01/19	976,765
Illinois GO Bonds Series 2012 (A-/Baa1)
2,445,000	5.000	03/01/19	2,645,955
Illinois GO Bonds Series 2013 (A-/Baa1)
5,500,000	5.250	07/01/28	6,069,800
5,120,000	5.500	07/01/38	5,541,376
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/27	4,744,064

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(e)
$2,000,000	0.000%	06/15/24	$2,195,600
Metropolitan Pier & Exposition Authority Refunding Bonds for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB+/NR)
1,000,000	5.000	12/15/28	1,088,640
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,340,719
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,403,126
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(c)
6,000,000	0.000	12/01/25	4,345,200
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/30	4,164,760

			65,423,645

Indiana – 0.7%
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	659,910
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	726,674
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A2)(b)
3,000,000	5.000	11/01/22	3,475,530

			4,862,114

Iowa – 0.2%
Coralville Iowa COPS Series 2006 D (NR/Ba2)
1,325,000	5.250	06/01/22	1,327,491

Kentucky – 1.1%
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(d)
3,750,000	6.125	02/01/18	4,114,800
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/26	3,733,352

			7,848,152

Louisiana – 1.6%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(d)
1,230,000	5.250	08/01/19	1,403,418

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A-/A2)
$2,125,000	3.375%	09/01/28	$2,153,305
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A-/A2)
1,625,000	3.500	06/01/30	1,647,181
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,242,525
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,528,362
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/A3)
500,000	5.000	04/01/30	564,305

			11,539,096

Maine – 0.3%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/26	1,962,213

Maryland – 0.7%
City of Annapolis GO Bonds Refunding for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/27	2,042,245
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
185,000	5.600	07/01/20	185,529
555,000	5.700	07/01/29	556,093
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
500,000	5.625	12/01/16	506,965
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,558,110

			4,848,942

Massachusetts – 1.4%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,869,000
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,055,000	6.350	01/01/30	1,104,859
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)
2,575,000	5.750	07/01/31	2,774,717
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(d)
315,000	5.750	07/01/18	349,228

			10,097,804

State-Specific Municipal Debt Obligations – (continued)
Michigan – 2.3%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
$2,700,000	5.000%	05/01/23	$3,261,330
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/23	1,063,820
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A-/Baa1)
1,000,000	5.000	07/01/34	1,135,610
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa2)
1,945,000	5.000	07/01/33	2,209,695
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	457,368
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)
650,000	5.000	07/01/36	733,109
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A-/Baa1)
1,000,000	5.000	07/01/44	1,087,460
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	375,456
250,000	5.000	07/01/33	287,625
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(f)
2,300,000	5.750	08/22/16	2,295,837
Roseville Community School District GO Bonds Refunding (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/20	1,144,140
Washtenaw County Ypsilanti Community Schools GO Bonds Refunding Series B (Q-SBLF) (AA-/NR)
1,860,000	5.000	05/01/22	2,160,223

			16,211,673

Minnesota – 0.2%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(d)
1,500,000	6.750	11/15/18	1,728,045

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Mississippi – 0.3%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
$1,095,000	5.375%	10/01/33	$1,251,147
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/35	1,089,610

			2,340,757

Nevada – 0.3%
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
1,000,000	5.000	06/15/18	1,087,510
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
1,220,500	5.100	12/01/22	1,223,966

			2,311,476

New Hampshire – 0.2%
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)
1,250,000	5.200	05/01/27	1,266,138

New Jersey – 4.5%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A3)
15,000	6.000	12/15/34	16,687
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A2)(d)
985,000	6.000	12/15/18	1,118,133
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(d)
360,000	5.000	09/01/19	408,740
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A-/A3)
4,000,000	5.500	12/15/29	4,364,800
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
2,500,000	6.625	07/01/38	2,753,575
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
2,250,000	6.125	06/01/30	2,399,490
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
200,000	6.150	10/01/23	207,996
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A3)(a)
6,300,000	0.508	01/01/30	5,805,592
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,900,000	5.000	01/01/18	2,033,057
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
1,000,000	5.000	06/15/42	1,043,570

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (A-/A3)
$1,305,000	5.250%	12/15/22	$1,479,296
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A3)
5,260,000	5.500	06/15/41	5,705,995
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B-/B3)
5,155,000	5.000	06/01/41	4,618,571

			31,955,502

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/40	2,840,825
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,087,700

			3,928,525

New York – 4.4%
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/25	395,236
335,000	5.000	07/01/26	404,003
425,000	5.000	07/01/27	508,279
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(d)
9,000,000	5.750	05/01/18	9,925,470
New York City GO Bonds Series 2006 A (AA/Aa2)
395,000	5.000	08/01/18	400,632
New York City GO Bonds Series 2006 A (NR/NR)(d)
5,000	5.000	08/01/16	5,073
New York City Industrial Development Agency Special Facility RB for American Airlines, Inc. John F. Kennedy International Airport Project RMKT 08/03/15 Series 2002 B (AMT) (NR/NR)(b)
1,000,000	2.000	08/01/16	1,002,130
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	1,023,420
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
2,600,000	5.000	11/15/44	2,787,720
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/19	1,118,780
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/31	5,991,100
TSASC, Inc. RB Series 2006 1 (BB-/NR)
5,000,000	5.000	06/01/26	5,022,700

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
$1,000,000	5.000%	11/01/23	$1,191,230
1,000,000	5.000	11/01/24	1,198,630

			30,974,403

North Carolina – 1.0%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,276,680
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)(d)
270,000	6.000	01/01/19	292,858
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
1,225,000	3.000	10/01/16	1,233,134
1,500,000	4.000	10/01/17	1,541,340
885,000	5.000	10/01/18	942,038
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/25	617,576

			6,903,626

Ohio – 3.1%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
21,695,000	5.125	06/01/24	20,469,666
1,515,000	5.875	06/01/30	1,440,159

			21,909,825

Oklahoma – 0.3%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
240,000	5.000	12/01/27	244,737
140,000	5.125	12/01/36	140,531
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)
1,500,000	5.000	06/01/25	1,708,920

			2,094,188

Oregon – 1.2%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(d)
1,500,000	8.250	01/01/19	1,796,670
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/25	3,978,223
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,421,000

			8,195,893

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – 1.8%
Lackawanna County GO Bonds Series A (BAM) (AA/NR)(g)
$2,205,000	3.125%	09/15/33	$2,203,501
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)(d)
2,000,000	7.500	09/01/17	2,190,760
Montgomery County IDA RB for Whitemarsh Continuing Care Retirement Community Project Series 2015 (NR/NR)
650,000	3.000	01/01/17	654,063
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/23	2,698,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,000,000	1.500	05/01/18	1,000,680
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(a)
1,685,000	1.019	07/01/27	1,582,316
Pennsylvania Turnpike Commission RB Series 2013 C (A/A1)
1,720,000	5.500	12/01/29	2,127,416

			12,456,736

Puerto Rico – 4.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC-/Caa3)
3,635,000	6.125	07/01/24	2,562,675
2,000,000	6.000	07/01/38	1,345,000
2,500,000	6.000	07/01/44	1,675,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
1,060,000	5.750	07/01/37	704,900
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (CC/Caa3)
3,000,000	6.500	07/01/37	1,807,500
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	2,065,200
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
5,175,000	8.000	07/01/35	3,557,812
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
1,600,000	5.250	07/01/33	1,619,376
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(a)
2,700,000	0.939	07/01/29	1,998,000
Puerto Rico Electric Power Authority RB Series 2013 A (CC/Caa3)(h)
3,000,000	6.750	07/01/36	1,860,000
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (CC/Caa3)(b)
2,955,000	5.500	07/01/17	3,010,259

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)(e)
$13,000,000	0.000%	08/01/32	$5,037,890
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
5,805,000	5.000	08/01/24	2,423,588
2,750,000	6.500	08/01/44	1,175,625

			30,842,825

South Carolina – 1.3%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/25	1,605,049
1,570,000	4.000	05/01/26	1,788,779
Clemson University Higher Education RB Series 2015 B (AA/Aa2)
3,000,000	3.125	05/01/36	2,966,820
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa2)
2,500,000	5.000	08/01/30	2,505,875

			8,866,523

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	543,395
300,000	5.250	07/01/38	321,303

			864,698

Tennessee – 1.3%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,795,235
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,797,389
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)
1,000,000	4.850	06/01/25	1,007,260
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)(g)
400,000	5.000	07/01/40	460,952
700,000	5.000	07/01/46	802,088
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,132,382

			8,995,306

State-Specific Municipal Debt Obligations – (continued)
Texas – 11.1%
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
$1,415,000	4.000%	09/01/25	$1,542,661
Dallas Area Rapid Transit Sales Tax RB Refunding Senior Lien Series 2014 A (AA+/Aa2)
5,000,000	5.000	12/01/26	6,240,650
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A-/A3)
2,675,000	5.375	02/15/29	2,775,954
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,950,775
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/20	2,754,100
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,972,600
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(a)
4,000,000	0.870	07/01/32	3,684,049
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
700,000	5.000	12/01/17	732,494
1,550,000	5.000	12/01/18	1,655,509
1,545,000	5.000	12/01/19	1,681,346
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
1,300,000	6.300	11/01/29	1,457,586
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)(a)
2,500,000	5.200	05/01/30	2,616,375
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/30	280,345
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(e)
1,000,000	0.000	09/01/43	968,760
North Texas Tollway Authority RB First Tier Series 2008 A (A/A1)
2,505,000	5.750	01/01/40	2,687,439
North Texas Tollway Authority RB First Tier Series 2008 A (NR/A1)(d)
2,495,000	5.750	01/01/18	2,708,722
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
2,500,000	6.250	01/01/24	2,847,850
1,100,000	6.250	01/01/39	1,241,251

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
$1,000,000	5.500%	09/01/41	$1,179,590
1,000,000	6.000	09/01/41	1,216,550
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/43	7,608,720
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,413,550
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,011,245
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	415,068
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
4,950,000	6.250	12/15/26	6,110,478
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
3,255,000	6.875	12/31/39	3,865,182
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/42	1,537,334

			78,156,183

U.S. Virgin Islands – 1.0%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (BBB+/NR)
1,450,000	5.000	10/01/39	1,552,022
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)
5,000,000	5.000	10/01/34	5,630,100

			7,182,122

Virginia – 2.0%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)
2,500,000	2.125	04/01/20	2,519,575
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
4,000,000	5.000	06/01/47	3,341,000
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/23	2,822,478
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A+/Aa3)
2,750,000	5.000	07/01/30	3,234,495
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	838,275

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
$1,000,000	7.750%	07/01/38	$1,135,810

			13,891,633

Washington – 1.3%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(f)(i)
700,000	15.599	01/01/23	1,031,723
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(f)(i)
730,000	15.606	01/01/24	1,073,793
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,996,150
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(d)
250,000	6.000	08/15/19	291,393
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(d)
250,000	6.000	08/15/19	291,393
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
265,000	6.400	06/01/17	274,577
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,158,580

			9,117,609

West Virginia – 0.1%
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)
1,000,000	5.500	06/01/39	1,107,780

Wisconsin – 1.0%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BB+/Ba2)
1,000,000	4.300	11/01/30	1,009,760
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/28	2,224,140
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	376,436
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	100,287
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/WR)(d)
1,750,000	5.250	08/15/16	1,779,610

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB/NR)
$350,000	4.000%	05/01/17	$360,293
375,000	4.000	05/01/18	392,719
285,000	4.000	05/01/19	301,462
410,000	5.000	05/01/20	451,283

			6,995,990

Total State-Specific Municipal Debt Obligations
(Cost $657,497,443)			$687,298,963

Shares	Distribution Rate	Value
Investment Company(a)(j) – 1.4%
Goldman Sachs Financial Square Tax-Free Money Market Fund – FST Institutional Shares
9,662,862	0.123%	$9,662,862
(Cost $9,662,862)

TOTAL INVESTMENTS – 99.0%
(Cost $667,160,305)		$696,961,825

OTHER ASSETS IN EXCESS OF
LIABILITIES – 1.0%		7,344,071

NET ASSETS – 100.0%		$704,305,896

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2016.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Zero coupon bond until next reset date.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,783,927, which represents approximately 2.2% of net assets as of March 31, 2016.
(g)	When-issued security.
(h)	Security is currently in default.
(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2016.
(j)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
5 Year U.S. Treasury Notes	(497)	June 2016	$(60,218,539)	$(688,123)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	1.042%	$(34,582)	$32,309
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.042	(34,583)	32,309
TOTAL						$(69,165)	$64,618

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$12,300	06/15/26	3 Month LIBOR	2.250%	$(508,044)	$(150,614)
10,400	06/15/31	3 Month LIBOR	2.500	(664,773)	(138,421)
5,800	06/15/46	3 Month LIBOR	2.500	(369,283)	(105,182)
TOTAL				$(1,542,100)	$(394,217)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.6%
Alabama – 3.7%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
$755,000	5.375%	12/01/16	$763,886
4,425,000	5.500	12/01/21	4,475,578
5,775,000	5.625	12/01/26	5,839,969
16,695,000	5.750	12/01/36	16,853,101
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	4,425,775
6,000,000	0.000	10/01/42	4,567,680
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	7,584,980
19,850,000	7.000	10/01/51	24,854,582
69,020,000	6.500	10/01/53	83,009,664

			152,375,215

Alaska – 0.5%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (CCC/B3)
23,820,000	5.000	06/01/46	21,118,574

Arizona – 1.5%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB+/A3)
4,500,000	4.500	03/01/30	4,936,770
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
25,000,000	1.220	01/01/37	22,397,500
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,349,650
1,325,000	6.250	12/01/46	1,428,589
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	10,161,096
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/38	5,492,000
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB+/A3)
5,350,000	4.500	06/01/30	5,889,440
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB+/A3)
3,390,000	4.000	09/01/29	3,546,042
University Medical Center Corp. RB Series 2009 (NR/WR)(c)
500,000	6.250	07/01/19	583,095
1,360,000	6.500	07/01/19	1,596,817
University Medical Center Corp. RB Series 2011 (NR/WR)(c)
3,500,000	6.000	07/01/21	4,312,455

			61,693,454

State-Specific Municipal Debt Obligations – (continued)
California – 15.9%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa3)(d)
$1,600,000	0.000%	08/01/26	$1,229,264
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (NR/NR)
3,000,000	5.000	08/01/40	3,398,550
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(d)
4,995,000	0.000	08/01/37	2,243,155
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A1)(d)
1,210,000	0.000	08/01/36	504,388
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(d)
1,055,000	0.000	08/01/25	807,391
California County Tobacco Securitization Agency RB Asset- Backed Bonds for Los Angeles County Securitization Corp. Series 2006 A (B-/B3)
15,885,000	5.450	06/01/28	16,091,028
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)
19,500,000	5.500	02/01/39	21,318,180
California Pollution Control Financing Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2015 B-2 (AMT) (A-/NR)(e)
7,475,000	3.125	11/03/25	7,812,197
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(f)
15,355,000	5.000	11/21/45	16,824,320
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
2,000,000	5.000	09/01/30	2,253,980
2,125,000	5.000	09/01/37	2,346,234
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,128,260
11,850,000	5.500	11/01/38	12,533,152
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,973,662
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/WR)(c)
5,340,000	6.625	08/01/19	6,332,492
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(d)
35,000,000	0.000	06/01/46	2,186,800
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (AA-/A3)(d)
7,000,000	0.000	09/01/33	3,852,940

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
$750,000	6.500%	12/01/26	$886,860
2,830,000	7.000	12/01/36	3,531,472
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/45	3,307,320
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	694,221
5,000,000	8.000	06/01/44	5,187,150
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	670,956
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/20	175,581
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (AA-/A3)(d)
1,305,000	0.000	08/01/27	872,262
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A/A3)(d)
5,400,000	0.000	08/01/32	3,069,954
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(d)
4,180,000	0.000	04/01/29	2,583,156
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(d)
3,360,000	0.000	10/01/32	1,880,827
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(d)
12,000,000	0.000	01/15/35	5,864,040
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	16,043,442
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(e)
4,425,000	5.500	01/15/23	5,268,140
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	203,972
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
125,785,000	0.000	06/01/47	11,596,119
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	12,074,310

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
$55,010,000	5.000%	06/01/45	$63,568,456
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
2,000,000	5.000	06/01/33	1,961,500
10,500,000	5.125	06/01/47	9,652,440
28,355,000	5.750	06/01/47	28,068,615
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
27,780,000	5.300	06/01/37	27,464,697
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(d)
101,195,000	0.000	06/01/36	25,188,447
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(d)
91,235,000	0.000	06/01/47	9,743,898
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(d)
260,660,000	0.000	06/01/57	3,516,303
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,308,278
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	674,317
1,000,000	7.250	08/01/31	1,015,940
9,315,000	7.375	08/01/40	9,466,834
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
49,925,000	0.000	08/01/50	11,976,009
Los Angeles Unified School District GO Bonds for 2008 Election Series A (AAA/Aa2)(g)
7,000,000	5.000	07/01/40	8,277,010
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,962,984
1,500,000	7.000	09/01/31	1,809,765
875,000	7.250	09/01/38	1,066,581
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	1,907,175
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/39	11,649,248
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/39	2,824,060
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/29	13,083,100
13,500,000	6.500	11/01/39	19,062,405

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
$7,000,000	0.000%	08/01/30	$6,222,930
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(d)
860,000	0.000	08/01/25	669,759
1,105,000	0.000	08/01/26	825,932
5,550,000	0.000	08/01/30	3,522,308
7,830,000	0.000	08/01/32	4,523,469
7,000,000	0.000	08/01/34	3,686,900
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/45	3,433,890
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,000,000	6.750	11/01/39	17,694,560
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)
6,500,000	6.000	11/01/41	6,917,950
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	12,361,210
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA-/Aa2)(d)
1,805,000	0.000	08/01/25	1,418,712
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	253,173
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(d)
6,170,000	0.000	08/01/36	2,689,441
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
6,485,000	5.500	09/01/45	7,045,628
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/45	24,536,925
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(d)
2,220,000	0.000	10/01/33	1,167,210
2,220,000	0.000	10/01/35	1,055,810
1,840,000	0.000	10/01/37	793,923
5,000,000	0.000	10/01/38	2,056,400
8,425,000	0.000	10/01/39	3,300,325
13,395,000	0.000	10/01/40	4,969,813
7,275,000	0.000	10/01/41	2,572,731
6,100,000	0.000	10/01/42	2,060,275

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
$1,225,000	6.500%	10/01/25	$1,462,381
1,950,000	6.750	10/01/30	2,349,282
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,294,840
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (AA-/A2)(d)
1,420,000	0.000	08/01/25	1,074,812
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa2)(d)
10,000,000	0.000	07/01/30	6,283,600
3,000,000	0.000	07/01/31	1,800,090
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	597,205
2,000,000	6.750	08/01/41	2,386,800
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)
435,000	6.625	08/01/27	516,019
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)
750,000	6.250	08/01/28	843,435
555,000	6.375	08/01/29	625,779
305,000	6.500	08/01/31	344,482
1,000,000	6.625	08/01/39	1,131,700
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)
1,000,000	7.000	08/01/33	1,193,150
1,500,000	7.000	08/01/41	1,788,225
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
3,000,000	5.000	01/15/29	3,425,070
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (AA-/Aa2)(d)
1,580,000	0.000	08/01/24	1,310,484
1,595,000	0.000	08/01/25	1,271,087
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,149,360
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,220,420
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,272,420

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
$2,000,000	5.000%	07/01/32	$2,348,060
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,168,500
2,000,000	7.000	08/01/41	2,337,000
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,475,420
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,344,160
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)
1,000,000	6.750	08/01/31	1,229,000
2,100,000	7.000	08/01/39	2,670,129
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset Backed Bonds Series 2005 A-1 (B-/B3)
4,200,000	5.500	06/01/45	4,145,568
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
6,850,000	5.375	06/01/38	6,749,168
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	2,206,124
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/40	827,453
1,000,000	5.000	09/01/45	1,096,610
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)
1,500,000	6.875	12/01/33	1,899,240
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(b)
10,000,000	1.154	05/15/43	8,780,200
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,243,320
5,000,000	7.500	09/01/42	6,265,200
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(d)
8,360,000	0.000	08/01/34	4,340,178
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/42	11,860,447

			652,099,529

State-Specific Municipal Debt Obligations – (continued)
Colorado – 2.1%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
$3,500,000	4.500%	12/01/33	$3,593,555
3,500,000	5.000	12/01/33	3,806,985
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,395,910
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB+/Baa1)
3,000,000	5.625	06/01/43	3,439,110
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/41	14,764,823
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding (NR/NR)
500,000	5.250	12/01/30	524,690
2,000,000	5.750	12/01/45	2,096,880
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(b)
4,500,000	5.000	12/01/17	4,328,820
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (BB-/B1)
925,000	5.250	10/01/32	965,404
7,000,000	5.750	10/01/32	7,387,380
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(b)
11,750,000	1.526	12/01/33	10,822,337
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (AA-/A3)(d)
3,000,000	0.000	09/01/39	1,029,690
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	09/01/28	10,104,600
4,100,000	0.000	09/01/34	2,110,762
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(d)
1,715,000	0.000	09/01/28	945,480
E-470 Public Highway Authority RB Series 2010 A (BBB+/Baa1)(d)
20,000,000	0.000	09/01/40	7,829,200
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	493,045
720,000	5.350	12/01/31	747,929
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(f)
1,000,000	5.000	12/01/40	1,046,570
Public Authority for Colorado Energy RB for Natural Gas Purchase Series 2008 (BBB+/Baa1)
4,000,000	6.500	11/15/38	5,590,600

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(a)
$1,725,000	0.000%	12/01/40	$1,059,547

			86,083,317

Connecticut – 0.3%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
13,000,000	7.000	02/01/45	12,950,340
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	595,775

			13,546,115

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,806,000	5.450	07/01/35	5,807,045
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,330,810
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,137,392

			11,275,247

District of Columbia – 1.8%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A3)(a)
25,000,000	0.000	10/01/41	32,199,750
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	41,395,067

			73,594,817

Florida – 13.2%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,945,000	6.300	05/01/35	3,949,063
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,495,000	5.375	05/01/37	1,249,416
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
14,760,000	5.350	05/01/36	14,794,096
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
205,000	5.250	05/01/36	205,459

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
$3,010,000	5.500%	05/01/36	$3,018,157
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)(a)
9,040,000	0.000	05/01/25	10,081,679
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)(a)
4,065,000	0.000	05/01/36	4,678,287
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)(a)
1,035,000	0.000	05/01/36	1,191,150
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,380,000	5.250	11/01/46	2,397,707
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/25	375,844
1,000,000	5.000	11/01/36	1,003,670
1,850,000	5.000	11/01/48	1,838,141
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
2,000,000	4.250	05/01/29	2,057,640
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/35	1,020,430
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB-/NR)
805,000	6.000	11/01/27	938,888
3,000,000	6.500	11/01/43	3,831,330
Bellagio Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)(g)
490,000	3.750	11/01/31	491,690
1,500,000	4.125	11/01/46	1,490,925
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	830,033
1,000,000	6.500	11/01/43	1,086,850
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A/A2)(c)
4,750,000	7.000	04/01/19	5,602,577
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
8,295,000	5.750	05/01/35	8,616,846

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
$200,000	3.500%	11/01/20	$204,740
210,000	3.750	11/01/21	215,116
215,000	3.875	11/01/22	220,003
25,000	4.000	11/01/23	25,650
1,705,000	4.500	11/01/31	1,756,065
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
500,000	5.500	10/01/36	503,670
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,750,000	4.000	10/01/34	1,865,272
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,610,697
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(h)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,795,000	5.850	05/01/35	3,881,222
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,425,000	5.850	05/01/35	2,213,249
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
5,775,000	0.000	05/01/17	5,351,461
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
105,000	8.375	05/01/17	105,611
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
215,000	8.375	05/01/17	218,984
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
985,000	3.750	05/01/29	997,096
1,810,000	4.125	05/01/35	1,849,892
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
38,375,000	5.500	05/01/37	37,490,456
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/36	31,231,170
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,270,000	6.375	11/01/26	1,480,185
3,250,000	7.000	11/01/45	3,968,217

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
$1,000,000	5.250%	11/01/35	$1,045,470
1,500,000	5.375	11/01/46	1,547,460
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,547,251
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	690,150
5,820,000	5.250	04/01/42	6,618,329
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,925,000	4.750	05/01/36	1,922,459
3,425,000	5.000	05/01/46	3,427,569
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,399,590
5,000,000	5.000	11/15/36	5,274,950
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)
11,755,000	5.125	05/01/43	12,159,372
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
7,555,000	5.600	05/01/36	3,777,576
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,200,000	5.000	05/01/34	1,226,628
2,170,000	5.125	05/01/45	2,225,812
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	534,270
500,000	5.150	05/01/34	528,475
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
5,245,000	5.550	05/01/37	5,247,255
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,260,000	5.700	05/01/36	2,281,696
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,216,532
2,000,000	4.350	05/01/36	2,042,520
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/35	2,549,250
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
2,835,000	7.210	11/01/20	3,049,780

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
$6,705,000	6.770%	11/01/20	$7,094,628
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,485,000	6.700	05/01/33	2,866,547
4,830,000	7.000	05/01/43	5,659,552
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
4,140,000	5.350	05/01/34	4,237,662
6,340,000	5.600	05/01/44	6,620,989
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,610,000	8.000	05/01/40	24,295,221
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
3,000,000	4.875	05/01/45	3,077,490
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,705,000	4.000	05/01/21	1,731,700
1,335,000	4.250	05/01/26	1,360,779
3,935,000	5.000	05/01/36	4,054,191
7,795,000	5.125	05/01/46	8,001,412
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BBB/NR)
17,960,000	5.125	11/15/36	18,308,783
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB/NR)
2,600,000	6.500	11/15/31	3,043,196
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB/NR)
9,000,000	5.000	11/15/29	9,255,870
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,660,000	5.400	05/01/30	4,229,696
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
2,635,000	5.375	05/01/30	1,712,750
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	1,985,396
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(h)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(h)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
435,000	6.000	05/01/36	432,468
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
835,000	6.250	05/01/38	830,007

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
$785,000	6.810%	05/01/20	$796,328
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)(a)
645,000	0.000	05/01/35	636,789
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)(a)
575,000	0.000	05/01/22	564,541
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
1,075,000	5.250	05/01/15	11
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
1,500,000	5.000	11/15/39	1,655,415
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A2)(f)
11,760,000	5.000	03/01/30	13,621,843
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,465,000	5.000	05/01/29	3,705,124
3,270,000	5.000	05/01/37	3,477,907
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,414,243
2,000,000	5.000	05/01/35	2,034,960
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/36	1,819,945
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	785,812
1,250,000	5.625	11/01/45	1,326,113
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
2,000,000	5.750	05/01/38	2,001,440
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
1,000,000	5.000	05/01/19	1,005,330
New River Community Development District Special Assessment Series 2006 B (NR/NR)(h)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,908,262
1,765,000	5.000	04/01/25	1,994,344
1,005,000	5.000	04/01/26	1,127,891
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,000,000	6.125	05/01/35	1,001,200
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,380,000	6.125	05/01/35	1,381,394

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
$1,630,000	5.125%	05/01/17	$1,637,971
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
1,200,000	5.125	05/01/09	600,000
210,000	6.125	05/01/35	105,000
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/35	543,510
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(a)
19,365,000	0.000	05/01/36	9,387,765
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,040,000	5.400	05/01/36	2,044,733
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(h)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(h)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(h)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,940,453
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
2,500,000	6.600	05/01/33	2,551,075
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/25	3,327,297
6,750,000	5.000	05/01/33	7,019,325
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(h)
2,170,000	7.200	05/01/22	22
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,080,000	5.450	05/01/36	5,087,722
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,610,000	5.500	05/01/20	1,615,152
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,679,190
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
185,000	7.500	05/01/16	185,163
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	2,002,833

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
$2,015,000	5.250%	05/01/34	$2,229,900
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,230,000	5.800	05/01/35	4,205,677
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,180,000	5.800	05/01/35	2,888,489
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(h)
3,265,000	5.850	05/01/34	1,371,300
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,375,000	4.800	05/01/35	1,399,214
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(c)
5,835,000	6.500	11/15/19	6,965,765
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(h)
440,000	5.500	11/01/10	347,600
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,337,466
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,572,600
3,500,000	5.500	11/01/44	3,688,475
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,500,000	6.500	05/01/39	3,016,625
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,438,856
2,365,000	6.000	11/01/44	2,640,215
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
480,000	5.750	11/01/27	488,520
2,000,000	6.250	11/01/44	2,055,840
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
465,000	4.250	11/01/21	468,311
2,440,000	5.625	11/01/45	2,508,832
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/35	2,369,312
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	516,900
750,000	6.125	05/01/42	791,678

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
$620,000	6.000%	11/01/27	$732,859
2,050,000	6.500	11/01/43	2,620,453
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
880,000	6.375	11/01/27	995,034
2,300,000	7.125	11/01/44	2,689,712
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	5.125	11/01/35	768,803
1,000,000	5.250	11/01/46	1,028,360
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,800,000	5.000	05/01/32	3,123,512
6,475,000	5.125	05/01/43	7,256,403
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
5,000,000	6.000	05/01/44	5,952,850
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,670,000	4.000	05/01/33	1,711,349
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,340,000	4.000	05/01/34	2,386,192
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
7,980,000	6.375	05/01/38	8,659,577
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
8,080,000	6.125	05/01/39	9,274,709
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
4,955,000	7.000	05/01/41	6,037,271
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,000,000	5.500	05/01/42	2,295,960
Villasol Community Development District RB Series 2003 A (NR/NR)
2,260,000	6.600	05/01/34	2,261,605
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	14,000
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(a)
680,000	0.000	05/01/39	610,103
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,291,289
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,253,231
2,000,000	5.500	11/01/45	2,028,560

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Winding Cypress Community Development District Special Assessment Phase 1 And Phase 2 Assessment Area Series 2015 (NR/NR)
$350,000	4.000%	11/01/20	$352,460
400,000	4.375	11/01/25	405,460
1,770,000	5.000	11/01/45	1,784,408
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
500,000	5.375	05/01/35	532,660
3,060,000	5.625	05/01/45	3,234,573
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)(g)
780,000	4.875	05/01/36	782,746
1,445,000	5.000	05/01/47	1,449,479

			540,870,917

Georgia – 2.0%
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/40	1,779,825
5,500,000	5.250	07/01/44	6,491,815
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/40	1,054,500
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
7,095,000	7.500	01/01/31	8,127,606
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB/Baa3)
11,700,000	8.750	06/01/29	14,495,364
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,015,000	5.250	11/01/28	2,014,920
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,622,600
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(b)
49,820,000	1.069	10/01/33	44,059,313

			80,645,943

Guam – 1.6%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,768,325
3,355,000	6.875	12/01/40	3,703,115
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
3,000,000	5.625	12/01/29	3,384,840
2,750,000	5.750	12/01/34	3,095,125
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,566,112

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
$2,000,000	6.375%	10/01/43	$2,379,640
Guam Power Authority RB Series 2010 A (BBB/Baa2)
10,000,000	5.500	10/01/40	11,090,200
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)
9,785,000	5.625	07/01/40	10,892,173
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/43	15,874,912
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,530,000	5.000	01/01/46	5,135,389

			66,889,831

Idaho – 0.4%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
15,285,000	5.250	09/01/37	15,380,378

Illinois – 11.2%
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	12/01/31	6,593,400
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)
9,535,000	5.500	12/01/26	10,772,357
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (B+/B2)
8,965,000	5.500	12/01/29	8,655,618
Chicago Illinois Board of Education GO Bonds Series 2011 A (B+/B2)
3,040,000	5.000	12/01/41	2,379,742
Chicago Illinois Board of Education GO Bonds Series 2012 A (B+/B2)
10,245,000	5.000	12/01/42	8,040,583
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B+/NR)
15,805,000	5.250	12/01/35	12,932,283
15,235,000	5.250	12/01/39	12,322,525
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 E (B+/NR)
5,315,000	5.125	12/01/32	4,320,936
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B+/B2)
315,000	5.500	12/01/39	261,355
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2005 A (AMBAC) (B+/B2)
2,000,000	5.500	12/01/30	1,960,460
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2008 C (B+/B2)
6,325,000	5.000	12/01/28	5,236,594
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B+/NR)
88,715,000	7.000	12/01/44	80,806,058

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois Capital Appreciation Refunding & Project Series C (BBB+/Ba1)(d)
$7,185,000	0.000%	01/01/32	$2,786,415
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/37	1,689,443
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/33	8,282,456
5,570,000	5.000	01/01/34	5,366,528
10,500,000	5.000	01/01/36	10,042,200
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
1,500,000	5.250	01/01/35	1,473,555
3,000,000	5.000	01/01/40	2,844,090
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
15,000,000	5.000	01/01/33	14,535,750
3,850,000	5.000	01/01/34	3,709,360
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/42	2,482,750
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/40	3,611,565
Chicago Illinois GO Bonds Refunding Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/35	4,060,631
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
15,000,000	5.000	01/01/38	14,291,850
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/39	4,152,788
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/39	1,629,210
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,111,000	5.800	03/01/37	2,012,670
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,450,000	5.625	03/01/36	1,455,017
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,898,956
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (NR/NR)(c)
1,720,000	5.750	05/15/17	1,816,354
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	878,778
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(c)
445,000	6.125	05/15/20	535,233
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(f)
33,670,000	6.750	10/01/46	33,729,933
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,639,680

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
$17,000,000	6.000%	05/15/39	$19,539,970
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/Caa1)
15,650,000	6.500	10/15/40	15,662,833
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(h)
15,000	4.500	06/01/14	5,250
3,225,000	5.000	06/01/24	1,128,750
8,000,000	5.375	06/01/35	2,800,000
Illinois GO Bonds Series 2012 (A-/Baa1)
500,000	5.000	03/01/31	529,015
750,000	5.000	03/01/37	783,855
Illinois GO Bonds Series 2013 (A-/Baa1)
5,050,000	5.500	07/01/38	5,465,615
Illinois GO Bonds Series 2014 (A-/Baa1)
5,000,000	5.000	05/01/39	5,271,300
Illinois GO Bonds Series 2014 (AGM) (AA/Baa1)
20,000,000	5.000	02/01/39	21,511,800
Illinois State Toll Highway Authority Toll Highway Senior RB 2015 Series A (AA-/Aa3)
7,920,000	5.000	01/01/40	9,141,106
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,163,000	6.250	03/01/34	2,187,701
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (BBB+/NR)(f)(i)
20,000,000	14.760	06/15/50	21,732,200
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(d)
3,200,000	0.000	06/15/44	907,520
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(h)
4,555,000	6.000	03/01/36	2,733,000
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	900,480
1,010,000	4.750	10/01/32	1,070,681
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/Aa3)
7,730,000	4.000	06/01/46	7,950,923
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (AA/NR)
19,200,000	7.125	11/01/43	25,793,856
5,000,000	7.625	11/01/48	6,890,800
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/B2)
12,505,000	5.750	08/01/42	9,357,241

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
$13,625,000	4.000%	03/01/40	$14,269,599
3,000,000	5.000	03/01/40	3,395,610

			462,236,228

Indiana – 0.8%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,367,344
1,500,000	5.000	10/01/32	1,500,270
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/29	1,386,515
1,250,000	5.250	02/01/34	1,335,800
1,500,000	5.000	02/01/39	1,550,895
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/B2)
795,000	5.750	08/01/42	594,883
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,235,040
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
6,825,000	5.000	06/01/39	7,152,054
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,794,625
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/42	9,025,650
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(h)
7,520,823	6.500	11/15/31	50,389
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(f)
2,000,000	5.500	09/01/27	2,065,480

			35,058,945

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/Ba2)
2,550,000	5.250	06/01/26	2,553,749
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,412,980

			3,966,729

Kentucky – 0.8%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa3)
8,000,000	6.375	06/01/40	9,139,520
8,250,000	6.500	03/01/45	9,449,715

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
$6,815,000	5.000%	10/01/30	$6,951,982
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,810,550

			31,351,767

Louisiana – 2.7%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB+/Baa3)
5,000,000	6.500	11/01/35	5,913,500
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A3)
19,265,000	6.000	10/01/44	22,413,671
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A-/A2)
14,475,000	3.375	09/01/28	14,667,807
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A-/A2)
11,075,000	3.500	06/01/30	11,226,174
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
12,000,000	5.000	01/01/40	13,382,760
32,395,000	5.000	01/01/45	35,921,520
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/40	8,363,412

			111,888,844

Maryland – 0.9%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba2)
200,000	5.000	09/01/16	202,570
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,592,305
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,261,180
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	9,996,561
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	10,126,430
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)(c)
7,000,000	5.500	07/01/17	7,413,630
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,348,661

			35,941,337

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – 0.5%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(f)
$2,250,000	6.500%	11/15/43	$2,447,977
Massachusetts Development Finance Agency RB Simmons College Issue Series 2015 K (BBB+/Baa1)
1,950,000	5.000	10/01/36	2,164,481
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	14,092,625

			18,705,083

Michigan – 1.9%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (CCC+/WR)
7,095,000	5.000	05/01/32	7,102,804
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/ Aa1)
3,500,000	6.000	05/01/20	4,094,195
3,000,000	6.000	05/01/21	3,598,470
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(b)
4,675,000	1.019	07/01/32	4,323,347
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A-/Baa1)
2,000,000	5.250	07/01/39	2,224,140
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Financial Recovery Income Tax Local Project Series 2014 F (A/NR)
2,000,000	4.500	10/01/29	2,181,060
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa2)
355,000	5.000	07/01/33	403,312
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	2,972,892
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,512,669
1,750,000	5.000	07/01/33	2,013,375
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/Baa1)
1,250,000	5.000	07/01/34	1,437,300
750,000	5.000	07/01/35	858,495
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-2 (BBB+/Baa2)
2,100,000	5.000	07/01/34	2,375,058

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(f)
$7,600,000	5.750%	08/22/16	$7,586,244
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
196,775,000	0.000	06/01/52	2,558,075
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	1,405,505
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (NR/Aaa)(c)
25,000,000	8.250	09/01/18	29,415,250

			77,062,191

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,773,950
3,750,000	6.000	06/15/39	4,159,838

			6,933,788

Mississippi – 0.0%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,855,094

Missouri – 0.0%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(h)
1,535,000	6.000	07/01/37	109,369
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(h)
7,750,000	6.000	07/01/25	552,188
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(h)
1,250,000	5.750	04/01/27	275,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	675,128

			1,611,685

Nevada – 0.4%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
455,000	3.000	06/01/16	456,142
700,000	3.000	06/01/17	707,224
690,000	4.000	06/01/18	711,866
760,000	4.000	06/01/19	792,087
645,000	4.000	06/01/20	679,811
830,000	4.000	06/01/21	883,269
450,000	5.000	06/01/22	504,522
400,000	5.000	06/01/23	450,884
200,000	4.250	06/01/24	214,516
275,000	5.000	06/01/24	310,695

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
$1,960,000	4.900%	03/01/17	$1,953,160
2,420,000	5.000	03/01/20	2,386,604
2,440,000	5.100	03/01/21	2,402,009
1,265,000	5.100	03/01/22	1,236,284
3,440,000	5.125	03/01/25	3,223,177
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,270,000	5.000	09/01/25	1,302,525
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	55,156

			18,269,931

New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	1,056,132
4,185,000	5.250	06/01/36	4,204,921

			5,261,053

New Jersey – 3.6%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,694,100
1,000,000	5.000	06/15/28	1,067,330
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,050,820
1,000,000	5.000	06/15/37	1,053,210
1,000,000	5.125	06/15/43	1,056,630
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,121,770
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(c)
1,640,000	5.000	09/01/19	1,862,040
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
7,500,000	5.500	04/01/28	7,524,150
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/B1)
8,500,000	5.250	09/15/29	9,370,145
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,699,950

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/B1)
$5,000,000	5.625%	11/15/30	$5,699,950
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
31,880,000	6.625	07/01/38	35,113,588
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB/Baa2)
8,980,000	5.250	07/01/30	9,286,846
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/38	10,268,905
5,600,000	5.000	07/01/46	6,290,816
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds 2015 Series AA (A-/A3)
2,500,000	5.250	06/15/41	2,720,225
5,075,000	5.000	06/15/45	5,381,733
1,750,000	5.000	06/15/46	1,854,387
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(d)
10,000,000	0.000	12/15/30	5,444,900
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
12,875,000	5.000	06/15/42	13,435,964
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)
2,000,000	6.750	12/01/38	2,306,460
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B3)
3,500,000	4.750	06/01/34	3,208,240
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B-/B3)
17,390,000	5.000	06/01/41	15,580,397

			149,092,556

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB+/Baa2)
6,925,000	4.875	04/01/33	7,027,282
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/40	15,908,620

			22,935,902

New York – 2.4%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,571,580
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,890,000	5.125	06/01/46	1,744,394

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City Capital Resource Corp. RB for YMCA of Greater New York Project Series 2015 (A-/Baa1)
$1,000,000	5.000%	08/01/40	$1,125,160
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/48	2,145,940
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,121,620
3,000,000	6.375	01/01/39	3,389,190
5,000,000	6.500	01/01/46	5,626,550
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2016 Subseries CC-1 (AA+/Aa1)
10,000,000	5.000	06/15/37	12,061,800
10,000,000	5.000	06/15/38	12,020,700
New York Convention Center Development Corporation RB Refunding for Hotel Unit Fee Secured Series 2015 (NR/Aa3)
5,000,000	5.000	11/15/40	5,838,550
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
33,900,000	5.000	11/15/44	36,347,580
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/35	1,776,259
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(c)
1,750,000	5.125	07/01/19	1,980,073
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,621,950
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
4,375,000	5.000	11/01/46	4,923,713

			97,295,059

North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/34	1,133,100
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,964,692
1,000,000	5.000	03/01/37	1,047,810
1,000,000	5.000	03/01/42	1,040,890
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/30	994,720
2,000,000	5.000	09/01/37	2,039,780

			10,220,992

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Ohio – 6.1%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
$7,000,000	6.000%	06/01/45	$7,527,940
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
45,250,000	6.500	06/01/47	45,064,927
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
50,235,000	5.125	06/01/24	47,397,727
62,945,000	5.875	06/01/30	59,835,517
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
16,600,000	6.250	06/01/37	16,236,626
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
22,320,000	5.375	09/15/27	22,387,183
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
10,540,000	5.000	01/01/27	10,796,438
14,250,000	5.000	01/01/37	14,490,683
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,096,520
1,610,000	5.000	01/01/46	1,683,851
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (B/B2)
8,730,000	6.750	12/01/40	6,882,383
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,233,440
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B/B3)
7,250,000	5.650	03/01/33	7,258,338

			249,891,573

Oklahoma – 1.4%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
4,725,000	5.000	12/01/27	4,818,272
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
12,500,000	5.500	06/01/35	13,869,375
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	2,973,594
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	26,962,065
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(e)
3,500,000	5.000	06/01/25	3,987,480
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,258,696
865,000	6.000	05/01/31	881,919

			55,751,401

State-Specific Municipal Debt Obligations – (continued)
Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
$4,665,000	5.500%	03/01/37	$4,749,810
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/45	8,576,756

			13,326,566

Pennsylvania – 3.0%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,667,145
1,000,000	5.000	09/01/35	1,087,170
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	18,941,580
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	532,745
1,000,000	5.000	08/01/45	1,046,070
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,711,920
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/42	1,126,880
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/38	1,650,270
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(b)
49,750,000	1.183	05/01/37	43,377,522
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,465,548
1,500,000	5.000	04/01/33	1,538,190
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
4,500,000	5.000	06/30/42	4,958,145
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	8,145,106
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B+/B1)
2,460,000	8.000	05/01/29	2,875,642
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(b)
13,095,000	1.019	07/01/27	12,296,991
10,750,000	1.069	07/01/39	8,815,107
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,337,240

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (NR/NR)(h)
$3,000,000	5.250%	09/01/26	$450,000
3,000,000	5.250	09/01/31	450,000
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BBB-/Ba2)
5,000,000	6.250	07/01/23	5,230,250

			124,703,521

Puerto Rico – 6.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC-/Caa3)
56,440,000	6.000	07/01/38	37,955,900
38,845,000	6.000	07/01/44	26,026,150
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
115,000	4.500	07/01/27	74,463
370,000	5.000	07/01/30	241,425
5,115,000	5.125	07/01/37	3,324,750
29,835,000	5.250	07/01/42	19,467,337
3,470,000	6.000	07/01/47	2,316,225
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (CC/Caa3)
115,000	5.250	07/01/30	68,569
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
185,000	5.500	07/01/39	110,075
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
37,460,000	8.000	07/01/35	25,753,750
Puerto Rico Commonwealth Highway & Transportation Authority RB (CC/Ca)
215,000	5.000	07/01/28	44,612
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (CC/Ca)
24,730,000	5.250	07/01/38	23,724,231
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
200,000	5.250	07/01/33	202,422
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (D/Ca)
1,500,000	5.500	07/01/23	1,536,690
1,000,000	5.500	07/01/27	1,020,090
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2009 B (CC/Caa3)
645,000	5.875	07/01/36	386,194
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 A (CC/Caa3)
1,260,000	5.750	07/01/41	752,850
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 C (CC/Caa3)
205,000	6.500	07/01/40	123,769
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (CC/Caa3)
4,000,000	5.250	07/01/32	2,375,000
4,000,000	5.250	07/01/37	2,375,000

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(b)
$33,042,000	0.939%	07/01/29	$24,451,080
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (CC/Caa3)(h)
9,700,000	5.250	07/01/26	6,014,000
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (CC/Caa3)(h)
19,720,000	5.000	07/01/42	12,226,400
Puerto Rico Electric Power Authority RB Series 2008 WW (CC/Caa3)(h)
2,000,000	5.500	07/01/20	1,240,000
3,275,000	5.000	07/01/28	2,030,500
825,000	5.250	07/01/33	511,500
Puerto Rico Electric Power Authority RB Series 2010 XX (CC/Caa3)(h)
7,590,000	5.250	07/01/40	4,705,800
Puerto Rico Electric Power Authority RB Series 2013 A (CC/Caa3)(h)
5,210,000	7.000	07/01/33	3,256,250
5,205,000	6.750	07/01/36	3,227,100
5,440,000	7.000	07/01/40	3,400,000
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (D/Ca)(d)
4,750,000	0.000	07/01/34	1,322,400
3,750,000	0.000	07/01/35	978,075
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (CC/Caa3)
1,000,000	6.125	07/01/23	628,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
2,000,000	6.375	08/01/39	852,500
2,700,000	6.000	08/01/42	1,140,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (CC/Ca)
4,925,000	5.375	08/01/39	2,019,250
4,455,000	5.500	08/01/42	1,837,688
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)(d)
25,000,000	0.000	08/01/39	2,070,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)
26,000,000	5.250	08/01/41	10,595,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (CC/Ca)
1,500,000	5.000	08/01/43	603,750
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)(a)
23,300,000	0.000	08/01/32	9,029,449
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(a)
10,130,000	0.000	08/01/33	2,688,502
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(d)
10,000,000	0.000	08/01/33	1,204,500

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
$4,100,000	6.500%	08/01/44	$1,752,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (CC/Ca)
500,000	5.250	08/01/43	203,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (CC/Caa3)
500,000	5.000	08/01/40	303,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (CC/Ca)
485,000	5.750	08/01/37	202,487

			246,375,483

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB/NR)
2,500,000	6.000	09/01/33	2,745,375
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
46,215,000	0.000	06/01/52	2,201,220

			4,946,595

South Carolina – 0.8%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,589,000	6.875	11/01/35	3,588,569
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,863,720
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (AA-/A1)
7,750,000	5.250	12/01/55	8,900,720
South Carolina State Ports Authority RB Series 2015 (AMT) (A+/A1)
12,375,000	5.250	07/01/55	13,781,790

			31,134,799

Tennessee – 0.6%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,345,000	5.125	04/01/23	1,378,867
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,638,885
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,324,395
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,072,140

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (NR/NR)(e)(h)
$8,680,000	5.750%	04/01/25	$3,472,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)(g)
2,500,000	5.000	07/01/40	2,880,950
4,200,000	5.000	07/01/46	4,812,528
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,030,800
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/47	2,065,880

			26,676,445

Texas – 6.2%
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
15,000	9.750	01/01/26	15,249
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
1,815,000	9.750	01/01/26	1,844,947
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,529,955
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/35	2,148,471
2,435,000	5.000	12/01/40	2,584,217
1,950,000	5.000	12/01/45	2,056,821
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (NR/WR)(h)
4,740,000	5.000	03/01/41	142,200
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (NR/WR)(h)
9,275,000	6.750	10/01/38	278,250
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015A (BBB+/Baa2)
3,900,000	5.000	01/01/45	4,397,601
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,920,000	7.500	09/01/45	3,973,116
City of Celina, Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Area #1 Project Series 2015 (NR/NR)
1,845,000	6.250	09/01/45	1,873,764
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Series 2015 (NR/NR)(f)
1,250,000	5.000	04/01/28	1,334,187
3,250,000	5.000	04/01/32	3,406,033

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
$1,545,000	4.750%	05/01/38	$1,556,217
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,250,000	4.750	11/01/42	5,288,115
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,815,000	5.500	04/01/53	13,186,721
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,577,763
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/B1)
9,000,000	6.625	07/15/38	10,504,440
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/B1)
9,250,000	5.000	07/01/29	10,103,590
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/35	8,052,075
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
5,200,000	6.300	11/01/29	5,830,344
New Hope Cultural Education Facilities Finance Corporation Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/47	1,069,420
New Hope Cultural Education Facilities Finance Corporation Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/46	1,418,282
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
25,585,000	6.250	01/01/39	28,870,370
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (A-/A2)(c)
32,000,000	5.750	01/01/18	34,741,120
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
280,000	5.750	09/15/36	280,619
750,000	6.000	09/15/46	751,635
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (NR/WR)(h)
5,950,000	5.200	05/01/28	178,500
San Antonio Texas Water System RB Refunding Junior Lien Series 2015 B (AA/Aa2)
15,000,000	5.000	05/15/39	17,532,000
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	4,082,313

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (BBB+/Baa1)(b)
$7,825,000	1.125%	12/15/26	$7,190,784
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
18,785,000	6.250	12/15/26	23,188,955
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,905,950
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	6,176,800
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/42	8,744,979
Texas Water Development Board State Water Implementation Revenue Fund RB Series 2015 A (AAA/NR)
20,000,000	5.000	10/15/45	23,675,600
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
350,000	4.000	12/01/21	370,688
500,000	4.000	12/01/27	505,090
1,550,000	4.750	12/01/35	1,591,354
875,000	4.750	12/01/43	891,748

			255,850,283

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (BBB+/NR)
8,350,000	5.000	10/01/39	8,937,506
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/NR)
3,515,000	5.000	10/01/39	3,926,150
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,209,920

			15,073,576

Utah – 0.6%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
20,325,000	7.100	08/15/23	22,985,339

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB+/Baa1)
2,250,000	5.000	10/01/42	2,500,920

Virginia – 0.7%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,017,630

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB/NR)
$2,700,000	5.000%	10/01/45	$3,031,560
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	4,058,037
2,000,000	6.625	03/01/26	2,288,120
7,000,000	6.875	03/01/36	8,045,940
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	731,083
1,000,000	5.300	09/01/31	1,006,160
Tobacco Settlement Financing Corp. RB Refunding Asset-Backed Bonds Series 2007 (B-/B3)
2,000,000	5.200	06/01/46	1,752,940
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
4,620,000	5.000	06/01/47	3,858,855
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,543,240

			30,333,565

Washington – 0.6%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(f)(i)
3,955,000	15.599	01/01/23	5,829,235
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(f)(i)
4,150,000	15.606	01/01/24	6,104,442
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,399,600
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)(c)
3,000,000	5.000	12/01/21	3,603,300
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(c)
750,000	6.000	08/15/19	874,177
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(c)
1,750,000	6.000	08/15/19	2,039,748

			22,850,502

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa1)
4,000,000	5.375	12/01/38	4,465,000

Wisconsin – 0.9%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BB+/Ba2)
5,900,000	4.300	11/01/30	5,957,584

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
$3,250,000	5.250%	07/01/47	$3,444,967
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,189,127
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/WR)(c)
15,380,000	5.250	08/15/16	15,640,230
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/WR)(c)
10,620,000	5.125	08/15/16	10,794,911

			39,026,819

Total State-Specific Municipal Debt Obligations
(Cost $3,828,568,148)			$4,011,152,908

Corporate Obligation – 0.1%
Materials – 0.1%
AK Steel Corp.
$5,200,000	7.625%	10/01/21	$2,990,000
6,800,000	8.375	04/01/22	3,672,000

TOTAL CORPORATE OBLIGATIONS
(Cost $6,729,207)			$6,662,000

TOTAL INVESTMENTS – 97.7%
(Cost $3,835,297,355)			$4,017,814,908

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			92,628,085

NET ASSETS – 100.0%			$4,110,442,993

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2016.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $165,530,054, which represents approximately 4.0% of net assets as of March 31, 2016.
(g)	When-issued security.
(h)	Security is currently in default.
(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2016.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	1.042%	$(138,329)	$129,236
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.832	—	424,855
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	1.042	(311,242)	290,781
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	1.092	(521,830)	437,857
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	3.037	—	(483,878)
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	1.116	(218,852)	145,356
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	3.416	(592,397)	(598,958)
TOTAL						$(1,782,650)	$345,249

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$138,300	06/15/46	3 Month LIBOR	2.500%	$(8,873,233)	$(2,440,289)
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.0%
Alabama – 1.0%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,551,222
1,500,000	5.000	06/01/18	1,625,595
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/A1)
11,400,000	4.000	03/01/17	11,736,870
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,305,588
Alabama State Public School & College Authority Capital Improvement RB Refunding Series 2014 B (AA/Aa1)
8,275,000	5.000	01/01/21	9,715,015
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,016,830
1,750,000	5.000	10/01/17	1,834,017
1,875,000	5.000	10/01/18	2,011,388
1,300,000	5.000	10/01/21	1,441,089
1,745,000	5.000	10/01/22	1,942,866
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
3,850,000	3.000	08/15/16	3,883,418

			43,063,898

Alaska – 0.1%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa2)
1,465,000	3.000	06/30/16	1,473,175
340,000	4.000	06/30/17	353,610
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB-/Ba1)
4,735,000	4.625	06/01/23	4,767,340

			6,594,125

Arizona – 4.0%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
30,300,000	1.220	01/01/37	27,145,770
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(b)
5,000,000	2.250	02/05/20	5,122,750
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/20	9,263,280
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,691,865
Arizona Transportation Board Highway RB Series 2008 A (AAA/Aa1)(c)
7,000,000	5.000	07/01/18	7,652,610
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
7,235,000	4.000	07/01/16	7,293,386

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Glendale City GO Bonds Refunding Series 2015 (AGM) (AA/A2)
$2,880,000	2.000%	07/01/16	$2,887,863
365,000	4.000	07/01/18	386,254
1,600,000	4.000	07/01/19	1,728,080
3,000,000	4.000	07/01/20	3,290,010
3,400,000	4.000	07/01/21	3,783,078
1,665,000	5.000	07/01/22	1,968,346
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,000,000	4.000	07/01/16	1,007,760
1,500,000	5.000	07/01/17	1,577,490
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
4,635,000	4.000	07/01/18	4,951,663
10,830,000	5.000	07/01/19	12,192,306
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/18	9,395,370
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Bonds Refunding for School Improvement Project of 2011 Series 2015 E (AA/Aa2)
2,860,000	4.000	07/01/18	3,057,369
12,115,000	3.000	07/01/19	12,865,282
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(b)
6,500,000	1.750	05/30/18	6,581,250
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/19	3,245,100
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,084,969
10,010,000	3.000	07/01/19	10,659,549
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)(c)
3,800,000	5.000	07/01/17	3,841,192
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
8,140,000	3.000	07/01/17	8,363,362
1,000,000	4.000	07/01/18	1,068,550
1,000,000	3.000	07/01/19	1,061,270
Pima County COPS Series 2016 A (A+/NR)(d)
5,335,000	5.000	12/01/18	5,864,072
Pima County GO Bonds Series 2013 A (AA-/NR)
2,280,000	1.750	07/01/16	2,286,019
1,405,000	1.750	07/01/17	1,423,167
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)
5,000,000	2.125	06/01/18	5,060,650

			179,799,682

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – 1.0%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
$2,065,000	2.000%	01/01/17	$2,085,506
1,885,000	3.000	01/01/18	1,957,120
Arkansas Federal Highway Grant Anticipation GO Bonds RB Series 2014 (AA/Aa1)
5,000,000	5.000	04/01/18	5,422,850
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
17,775,000	3.250	06/15/22	19,463,447
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A2)
3,000,000	1.550	10/01/17	3,027,450
Little Rock Arkansas School District GO Bonds Refunding Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/21	6,382,500
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/20	1,324,184
1,075,000	3.000	10/01/20	1,153,464
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,490,789
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
845,000	2.000	11/01/16	851,456
1,915,000	2.000	11/01/17	1,951,423
1,465,000	2.000	11/01/18	1,499,471
720,000	2.000	11/01/19	740,333

			47,349,993

California – 10.3%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (AA-/Aa3)
3,000,000	5.000	08/01/16	3,043,290
Alameda Corridor Transportation Authority RB Refunding for Capital Appreciation Subordinate Lien Series A (AMBAC) (BBB+/Baa2)(e)
10,165,000	0.000	10/01/19	9,424,378
12,555,000	0.000	10/01/20	11,289,958
Anaheim Public Financing Authority Lease RB for Convention Center Expansion Project Series 2014 A (AA-/NR)
1,320,000	5.000	05/01/16	1,324,937
1,250,000	5.000	05/01/17	1,307,450
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	53,498
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	1.300	05/01/23	9,864,900
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(b)
7,000,000	1.300	05/01/23	6,905,430

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
$15,000,000	1.650%	04/01/27	$14,778,150
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(b)
26,050,000	1.450	08/01/17	26,177,645
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(b)
2,000,000	1.500	04/02/18	2,018,000
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(e)
1,735,000	0.000	08/01/17	1,709,339
1,510,000	0.000	08/01/18	1,465,908
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
650,000	3.000	09/01/16	653,653
735,000	3.000	09/01/17	746,054
1,000,000	3.250	09/01/18	1,027,300
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/A3)
25,000	4.300	09/01/16	25,355
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 1996 G (AMBAC) (A/A3)(a)
6,900,000	0.457	07/01/23	6,490,277
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(b)
8,000,000	2.200	07/01/17	8,047,440
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA-/Aa3)(b)(c)
5,000,000	1.450	03/15/17	5,034,300
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 A (BBB-/NR)(b)
5,000,000	2.500	11/01/16	5,000,050
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,737,400
3,480,000	5.000	11/01/17	3,670,182
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/20	154,377
100,000	4.000	06/01/22	107,148
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,895,573
California State University Systemwide RB Series 2016 B-1 (AA-/Aa2)(b)(d)
10,000,000	3.000	11/01/19	10,552,500
California State Various Purpose GO Bonds Refunding Series 2012 (AA-/Aa3)
1,150,000	2.000	09/01/16	1,157,026
2,055,000	5.000	09/01/19	2,335,446

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)
$5,000,000	3.000%	09/01/18	$5,262,750
4,000,000	5.000	09/01/18	4,400,440
2,575,000	3.000	09/01/19	2,754,143
5,000,000	5.000	09/01/20	5,848,050
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(b)
52,000,000	4.000	12/01/21	58,618,560
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
400,000	3.000	09/02/17	409,060
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
500,000	3.000	09/01/16	505,075
275,000	4.000	09/01/18	293,744
Del Mar Race Track Authority RB Series 2015 (BBB-/NR)
220,000	2.000	10/01/16	220,964
295,000	3.000	10/01/17	302,195
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A/NR)
465,000	5.500	10/01/17	466,414
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB+/Aaa)
4,900,000	5.000	06/01/17	5,140,296
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (ST APPROP) (A+/A1)
4,225,000	3.000	06/01/17	4,346,553
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B/B3)
15,225,000	4.500	06/01/27	15,419,575
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,271,084
1,250,000	4.000	09/02/18	1,330,375
1,895,000	4.000	09/02/19	2,055,772
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB+/NR)
625,000	2.000	09/02/17	634,069
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
300,000	2.000	09/02/16	301,476
400,000	3.000	09/02/17	410,420
500,000	4.000	09/02/18	529,940
1,000,000	4.000	09/02/19	1,075,490
725,000	4.000	09/02/20	785,885
775,000	5.000	09/02/21	885,066
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/20	1,417,459

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
$355,000	3.000%	09/01/17	$362,175
1,495,000	4.000	09/01/18	1,557,685
1,000,000	4.000	09/01/19	1,051,670
840,000	5.000	09/01/21	938,784
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	22,182,600
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (ETM) (SP-1+/Aa2)(c)(e)
1,750,000	0.000	09/01/16	1,746,325
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	568,183
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa1)
10,000,000	5.000	07/01/17	10,548,600
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/A1)
1,500,000	5.000	08/01/18	1,644,285
Los Angeles Unified School District GO Bonds Series 2004 F (FGIC) (AA-/Aa2)
455,000	5.000	07/01/17	459,969
Los Angeles Unified School District GO Bonds Series 2004 F (FGIC) (NR/Aa2)(c)
1,350,000	5.000	07/01/16	1,364,742
Los Angeles Unified School District GO Refunding Bonds Election of 2008 Series 2016 A (AAA/Aa2)(d)
20,000,000	3.000	07/01/20	21,647,200
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
410,000	3.000	09/01/16	413,825
275,000	4.000	09/01/17	286,957
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,000,000	3.000	09/01/16	1,009,330
1,895,000	4.000	09/01/17	1,977,395
3,075,000	4.000	09/01/19	3,361,436
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,051,530
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
300,000	4.000	08/01/16	303,198
225,000	4.000	08/01/17	234,389
350,000	5.000	08/01/18	381,038
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,116,698
1,000,000	5.000	09/01/19	1,105,580
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
890,000	3.000	09/01/16	898,304

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A1)
$410,000	3.000%	09/01/18	$430,742
730,000	4.000	09/01/20	818,118
650,000	4.000	09/01/21	738,771
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA/A2)
120,000	5.000	09/01/16	122,090
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	713,048
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (AA-/A3)
100,000	5.000	04/01/16	100,000
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)
100,000	5.000	10/01/20	105,028
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	399,349
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/A3)
150,000	5.500	09/01/17	159,352
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,908,758
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
1,065,000	4.000	03/01/17	1,097,642
1,000,000	4.000	03/01/18	1,061,760
Sacramento County Regional Transit District Farebox RB Series 2012 (A-/A3)
530,000	4.000	03/01/17	545,121
250,000	5.000	03/01/18	269,022
730,000	5.000	03/01/19	810,074
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(a)
43,220,000	0.956	12/01/35	40,598,707
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,470,000	3.000	09/01/16	1,484,803
1,515,000	3.000	09/01/17	1,563,647
1,310,000	3.000	09/01/18	1,372,749
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
800,000	5.000	08/01/18	874,616
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	169,293
San Diego Public Facilities Financing Authority RB Refunding for Senior Sewer Series 2016 A (AA+/NR)
5,000,000	4.000	05/15/21	5,713,350

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/A2)
$1,450,000	5.250%	09/01/21	$1,476,897
665,000	5.250	09/01/23	677,283
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,663,182
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	3,023,323
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A2)
250,000	5.250	08/01/17	250,240
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	160,125
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
11,105,000	2.000	08/01/17	11,306,445
2,000,000	3.000	08/01/19	2,132,400
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
620,000	2.000	09/01/16	623,156
1,260,000	2.250	09/01/17	1,283,171
1,000,000	4.000	09/01/19	1,085,120
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(e)
2,000,000	0.000	07/01/18	1,954,960
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,530
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	415,692
1,090,000	5.000	07/01/19	1,228,223
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
825,000	3.000	09/01/16	828,836
600,000	3.000	09/01/17	609,270
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,185,000	4.750	06/01/23	1,185,474
Transmission Agency of Northern California RB Refunding for California-Oregon Transmission Project Series B (NATL-RE) (AA-/Aa3)(a)
3,750,000	0.977	05/01/24	3,750,000
16,775,000	0.979	05/01/24	16,775,000
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (AA-/A1)(e)
2,000,000	0.000	08/01/16	1,994,480

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(a)
$3,500,000	1.024%	05/15/30	$3,347,750
15,000,000	1.154	05/15/43	13,170,300
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(e)
1,775,000	0.000	08/01/20	1,669,689
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000	09/01/16	268,578
525,000	4.000	09/01/17	546,546

			465,977,427

Colorado – 0.4%
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (BBB+/Baa1)
1,000,000	5.000	09/01/20	1,150,960
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	2.000	12/01/16	502,995
500,000	4.000	12/01/18	527,720
1,000,000	5.000	12/01/20	1,126,530
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(a)
13,250,000	1.526	12/01/33	12,203,912
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,750,000	3.000	12/15/16	1,779,173
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,021,680
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(f)
1,000,000	4.000	12/01/16	1,013,070

			19,326,040

Connecticut – 1.2%
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	5,415,428
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(a)
3,000,000	0.740	03/01/17	3,001,860
2,000,000	0.820	03/01/18	1,985,780
Connecticut State GO Bonds Series 2013 C (AA/Aa3)
7,555,000	5.000	07/15/19	8,474,897
Connecticut State GO Bonds Series 2015 C (AA/Aa3)(a)
10,000,000	1.200	06/15/20	9,914,500
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,830,000	4.000	07/01/16	1,841,968
1,000,000	2.000	07/01/17	1,010,540
1,260,000	4.000	07/01/18	1,323,655
New Haven GO Bonds Refunding Series 2012 A (A-/A3)
4,090,000	5.000	11/01/16	4,184,970

State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)
New Haven GO Bonds Refunding Series 2015 B (BAM) (AA/A3)
$6,115,000	5.000%	08/15/21	$7,127,644
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
1,685,000	5.000	08/15/18	1,824,956
2,000,000	5.000	08/15/19	2,220,920
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
2,000,000	4.000	08/01/17	2,075,100
2,100,000	4.000	08/01/18	2,212,434

			52,614,652

Delaware – 0.3%
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,143,542
New Castle County GO Bonds Refunding Series 2015 (AAA/Aaa)
1,000,000	5.000	10/01/20	1,173,710
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	894,427
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,504,425
University of Delaware RB Series 2013 A (AA+/Aa1)
3,025,000	3.000	11/01/16	3,067,804
4,265,000	3.000	11/01/17	4,422,208

			13,206,116

Florida – 3.2%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
300,000	3.000	11/15/16	302,742
970,000	4.000	11/15/18	1,021,885
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
555,000	1.000	05/01/16	554,911
560,000	1.500	05/01/17	560,476
570,000	2.000	05/01/18	571,613
580,000	2.300	05/01/19	583,428
600,000	2.600	05/01/20	604,854
615,000	3.000	05/01/21	623,389
500,000	3.125	05/01/22	507,890
500,000	3.250	05/01/23	506,310
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
180,000	2.500	11/01/16	180,101
185,000	2.750	11/01/17	185,962
190,000	3.000	11/01/18	191,924
195,000	3.250	11/01/19	199,294
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (ETM) (NATL-RE) (AA-/A1)(c)
6,235,000	5.000	03/01/17	6,481,220

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
$3,000,000	5.500%	06/01/17	$3,161,100
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
615,000	5.000	05/01/17	639,145
1,375,000	5.000	05/01/18	1,472,529
1,890,000	5.000	05/01/19	2,074,709
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (BBB+/NR)
175,000	1.000	05/01/16	174,951
180,000	1.500	05/01/17	179,943
185,000	2.250	05/01/18	185,111
190,000	2.500	05/01/19	190,277
195,000	2.750	05/01/20	196,121
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	1.875	05/01/16	249,805
500,000	2.125	05/01/17	497,395
250,000	2.400	05/01/18	247,252
250,000	2.700	05/01/19	248,392
250,000	3.000	05/01/20	246,223
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	354,833
360,000	2.100	05/01/17	359,467
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
825,000	3.000	04/01/17	840,535
500,000	5.000	04/01/18	535,590
500,000	5.000	04/01/19	548,040
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
2,990,000	5.000	06/01/20	3,363,541
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)
1,500,000	0.508	10/01/21	1,389,528
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(a)
5,400,000	0.508	10/01/21	5,002,305
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(a)
375,000	0.508	10/01/21	347,373
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
490,000	2.250	05/01/16	490,318
500,000	2.250	05/01/17	503,545
415,000	2.000	05/01/18	414,830
425,000	2.250	05/01/19	423,993
535,000	2.500	05/01/20	532,737

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
$5,020,000	5.000%	11/15/16	$5,151,072
6,315,000	5.000	11/15/17	6,732,359
6,250,000	5.000	11/15/18	6,804,625
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,199,966
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (A-/NR)
265,000	3.400	05/01/16	265,334
275,000	3.600	05/01/17	279,141
285,000	3.800	05/01/18	294,653
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
1,750,000	4.000	11/15/17	1,833,965
2,220,000	4.000	11/15/18	2,369,228
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A/A2)(f)
2,210,000	4.000	03/01/17	2,274,488
2,300,000	4.000	03/01/18	2,434,389
2,390,000	5.000	03/01/19	2,640,591
2,510,000	5.000	03/01/20	2,844,056
2,635,000	5.000	03/01/21	3,051,989
2,770,000	5.000	03/01/22	3,247,493
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A2)
830,000	5.000	02/01/17	858,925
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
2,000,000	1.500	10/01/18	2,002,440
Miami-Dade County School Board COPS Series 2007 B (NATL-RE FGIC) (AA-/A1)(c)
2,500,000	5.000	05/01/17	2,613,800
Miami-Dade County School Board COPS Series 2011 B (A/A1)(b)
3,000,000	5.000	05/01/16	3,009,720
Miami-Dade County School Board COPS Series 2012 A (A/A1)(b)
7,595,000	5.000	08/01/16	7,621,279
Orange County School Board COPS Series A (NATL-RE) (AA/Aa2)(c)
1,110,000	5.000	08/01/17	1,173,303
Orlando Florida Capital Improvement Special RB Refunding Series 2016 B (AA/Aa2)(d)
1,000,000	5.000	10/01/21	1,183,960
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,180,000	5.000	04/01/17	1,217,076
1,245,000	5.000	04/01/18	1,317,720
1,305,000	5.000	04/01/19	1,412,101
1,375,000	5.000	04/01/20	1,516,268
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
1,130,000	4.000	04/01/16	1,130,000

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Osceola County School Board COPS Series 2013 A (A/Aa3)
$1,000,000	4.000%	06/01/16	$1,005,560
500,000	4.000	06/01/17	518,835
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
370,000	4.000	11/01/16	376,915
720,000	4.000	11/01/17	751,299
630,000	4.000	11/01/18	669,589
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(b)(c)
3,650,000	5.000	08/01/16	3,703,983
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
135,000	2.000	05/01/16	134,965
130,000	2.125	05/01/17	129,978
135,000	2.250	05/01/18	134,864
140,000	2.875	05/01/19	138,475
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
215,000	2.000	05/01/16	214,914
220,000	2.250	05/01/17	220,207
225,000	2.625	05/01/18	226,197
230,000	3.000	05/01/19	233,719
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
3,090,000	4.000	05/01/20	3,156,528
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	1.875	05/01/16	89,962
90,000	2.125	05/01/17	89,909
95,000	2.500	05/01/18	95,075
90,000	2.750	05/01/19	90,555
100,000	3.000	05/01/20	100,457
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)(c)
12,375,000	5.000	10/01/16	12,649,601
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
305,000	3.500	05/01/16	305,033
320,000	3.750	05/01/17	322,307
330,000	4.000	05/01/18	336,112
345,000	4.125	05/01/19	355,281
375,000	4.375	05/01/21	389,411
390,000	4.500	05/01/22	409,633
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
105,000	2.125	05/01/16	104,950
110,000	2.250	05/01/17	109,791
110,000	2.500	05/01/18	109,911
115,000	2.875	05/01/19	116,130
Tampa Tax Allocation RB Refunding Cigarette – H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
560,000	3.000	09/01/16	565,320
425,000	4.000	09/01/17	443,968

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
$105,000	2.500%	05/01/16	$105,015
105,000	2.750	05/01/17	105,241
110,000	3.000	05/01/18	110,682
110,000	3.250	05/01/19	111,706
115,000	3.500	05/01/20	116,701
115,000	3.750	05/01/21	116,217
125,000	3.875	05/01/22	127,336
125,000	4.000	05/01/23	128,016
135,000	4.125	05/01/24	138,536
140,000	4.150	05/01/25	143,318
145,000	4.250	05/01/26	149,378
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	418,071
125,000	2.600	05/01/20	127,230
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
220,000	2.000	05/01/16	220,262
225,000	2.125	05/01/17	228,224
230,000	2.500	05/01/18	233,965
235,000	2.875	05/01/19	242,231
240,000	3.000	05/01/20	249,149
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
1,260,000	4.500	05/01/23	1,379,561
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
540,000	3.000	05/01/16	540,292
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,195,000	3.000	05/01/17	1,217,837
1,475,000	3.000	05/01/19	1,523,188
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
355,000	2.500	05/01/16	355,316
365,000	2.500	05/01/17	368,942
375,000	2.500	05/01/18	380,085
385,000	2.000	05/01/19	383,518
390,000	2.375	05/01/20	389,469
400,000	2.625	05/01/21	399,900
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.000	05/01/16	89,960
90,000	2.125	05/01/17	89,881
95,000	2.250	05/01/18	95,018
95,000	2.875	05/01/19	95,570

			143,104,777

Georgia – 1.9%
Carroll City – County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA/Aa2)
1,530,000	4.000	07/01/16	1,541,873

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (A/A2)
$1,045,000	4.000%	04/01/16	$1,045,000
790,000	4.000	04/01/17	815,090
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
1,650,000	4.000	01/01/17	1,689,055
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
1,500,000	5.000	10/01/16	1,532,475
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,197,001
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,985,000	4.000	04/01/17	3,085,505
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,074,226
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	9,457,042
11,495,000	4.000	09/01/17	12,037,794
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	16,643,583
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,150,776
4,215,000	5.000	03/01/18	4,555,783
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa1)(b)
7,700,000	0.700	07/01/17	7,700,000
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(a)
14,000,000	1.010	10/01/24	13,640,620
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,554,000
2,000,000	3.000	10/01/17	2,066,500
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,737,119

			87,523,442

Guam – 0.1%
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/18	283,097
1,525,000	5.000	11/15/21	1,775,176

State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
$310,000	5.000%	07/01/21	$359,104
500,000	5.000	07/01/22	586,625

			3,004,002

Hawaii – 0.3%
Honolulu City and County GO Bonds Series C (AA+/Aa1)
10,220,000	4.000	10/01/19	11,290,954
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,438,112

			13,729,066

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,031,290
2,095,000	4.000	08/01/18	2,246,406
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	1,972,779

			5,250,475

Illinois – 8.4%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(e)
8,990,000	0.000	12/01/16	8,800,850
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(e)
11,185,000	0.000	12/01/16	10,949,668
Chicago Illinois Board of Education GO Bonds Refunding Series 1999 A (NATL-RE FGIC) (AA-/A3)(e)
1,070,000	0.000	12/01/17	1,007,320
6,595,000	0.000	12/01/19	5,716,348
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B+/NR)(b)
30,000,000	4.400	03/01/17	28,045,200
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-IBC FGIC) (AA-/A3)
1,145,000	5.250	12/01/20	1,245,210
Chicago Illinois Capital Appreciation GO Bonds Refunding and Project Series C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/23	3,280,113
Chicago Illinois Emergency Telephone System GO Bonds Refunding Series 1999 (NATL-RE) (AA-/A3)
9,750,000	5.500	01/01/23	10,814,895
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
2,000,000	5.000	01/01/23	2,039,960
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/22	5,528,898

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
$2,075,000	5.000%	01/01/22	$2,126,813
Chicago Illinois GO Bonds Refunding Series 2012 C (BBB+/Ba1)
14,345,000	5.000	01/01/22	14,703,195
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
1,350,000	5.000	01/01/20	1,403,500
2,000,000	5.000	01/01/21	2,088,080
16,000,000	5.000	01/01/22	16,440,320
13,250,000	5.000	01/01/23	13,560,845
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/19	440,600
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
2,500,000	5.000	12/01/16	2,539,825
6,450,000	4.000	12/01/17	6,586,804
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/21	4,655,960
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (AA/NR)
1,250,000	5.000	01/01/21	1,365,387
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/21	1,112,920
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A-/Baa2)
550,000	4.000	11/01/16	558,943
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/A2)
1,500,000	5.000	11/15/19	1,641,720
1,000,000	4.000	11/15/20	1,069,430
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,272,066
1,295,000	4.000	12/01/17	1,362,133
1,365,000	4.000	12/01/18	1,459,758
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,650,000	3.000	12/01/17	1,708,459
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)
6,000,000	1.550	02/13/20	6,042,660
Illinois GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,095,526
Illinois GO Bonds Series 2013 (A-/Baa1)
1,500,000	5.000	07/01/19	1,635,465
Illinois GO Bonds Series 2014 (A-/Baa1)
3,730,000	5.000	02/01/19	4,029,071
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,474,366
Illinois State GO Bonds First Series 2001 (NATL-RE) (AA-/A3)
3,000,000	5.500	08/01/17	3,157,680
Illinois State GO Bonds Refunding Series 2009 A (A-/Baa1)
16,000,000	4.000	09/01/20	16,670,880

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Refunding Series 2010 (A-/Baa1)
$7,455,000	5.000%	01/01/17	$7,669,928
12,775,000	5.000	01/01/18	13,507,519
16,490,000	5.000	01/01/20	18,050,943
Illinois State GO Bonds Refunding Series 2012 (A-/Baa1)
6,250,000	5.000	08/01/16	6,327,875
7,295,000	5.000	08/01/19	7,967,818
10,925,000	5.000	08/01/20	12,088,949
Illinois State GO Bonds Series 2003 A (A-/Baa1)
7,525,000	5.000	10/01/16	7,548,704
Illinois State GO Bonds Series 2012 (A-/Baa1)
14,360,000	4.000	01/01/19	15,101,694
Illinois State GO Bonds Series 2012 A (A-/Baa1)
10,085,000	3.000	01/01/18	10,319,073
Illinois State GO Bonds Series 2013 (A-/Baa1)
9,070,000	5.000	07/01/17	9,467,175
Illinois State GO Bonds Series 2013 A (A-/Baa1)
2,250,000	5.000	04/01/17	2,331,540
Illinois State GO Bonds Series 2014 (A-/Baa1)
4,490,000	5.000	04/01/17	4,652,718
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	7,737,900
11,980,000	5.000	06/15/18	12,339,520
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,287,049
2,690,000	3.000	02/01/18	2,787,889
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	855,364
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
11,350,000	4.125	06/01/16	11,409,020
4,000,000	5.000	06/01/16	4,026,360
10,000,000	5.000	06/01/17	10,490,400
Regional Transportation Authority Illinois GO Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,545,000	5.000	06/01/17	14,191,503
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/21	2,309,340
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)(c)
7,500,000	5.000	03/01/17	7,792,650

			379,891,799

Indiana – 0.7%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A2)(b)
15,000,000	1.850	10/01/19	15,010,050
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/A3)(c)
1,085,000	5.500	08/01/17	1,154,006
4,585,000	5.625	08/01/18	5,091,826

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
$520,000	5.000%	05/01/17	$542,641
855,000	5.000	05/01/20	971,322
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(b)
4,590,000	1.600	02/01/17	4,622,681
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A/NR)
800,000	5.000	03/01/18	859,456
500,000	5.000	03/01/19	547,620
650,000	5.000	03/01/20	726,271

			29,525,873

Iowa – 0.1%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A/A2)
440,000	4.000	08/15/16	444,466
1,400,000	4.000	08/15/17	1,451,394
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/18	1,095,460
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,040,000	1.500	07/01/16	1,042,455
1,055,000	1.500	07/01/17	1,065,782

			5,099,557

Kansas – 1.2%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
2,735,000	2.000	09/01/19	2,834,745
3,810,000	2.000	09/01/20	3,947,046
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)
8,125,000	5.000	10/01/19	9,254,619
Johnson County Unified School District No. 512 GO Bonds for Kansas Shawnee Mission Series 2012 A (NR/Aaa)
6,085,000	4.000	10/01/18	6,562,307
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(b)
3,000,000	2.000	03/01/17	3,002,640
Sedgwick County Kansas Unified School District No. 259 GO Bonds Refunding and Improvement Series 2015 A (NR/Aa2)
3,455,000	4.000	10/01/20	3,881,347
3,000,000	4.000	10/01/21	3,419,220
Wichita GO Refunding Bonds Series 811 (AA+/Aa1)
5,405,000	5.000	06/01/18	5,889,126
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,550,000	4.000	09/01/17	2,668,218
2,640,000	3.000	09/01/18	2,775,511
2,585,000	4.000	09/01/19	2,848,567
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,075,000	3.000	10/01/17	1,111,722
1,130,000	3.000	10/01/19	1,208,908

State-Specific Municipal Debt Obligations – (continued)
Kansas – (continued)
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
$2,340,000	3.500%	09/01/16	$2,366,372
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
1,400,000	5.000	12/01/16	1,439,956

			53,210,304

Kentucky – 1.5%
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	15,672,000
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/Aa3)
4,480,000	5.000	11/01/18	4,913,485
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A/Aa3)
1,350,000	5.000	08/01/16	1,368,994
5,040,000	4.000	08/01/17	5,248,253
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (AA-/Aa2)(d)
950,000	2.000	07/01/20	972,553
Louisville Regional Airport Authority Airport System RB Refunding Series 2014 A (AMT) (A+/NR)
250,000	3.000	07/01/16	251,325
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A/A1)(b)
10,000,000	1.150	06/01/17	10,005,700
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A/A1)(b)
10,500,000	1.650	04/03/17	10,556,910
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A/A1)(b)
6,000,000	1.050	03/01/18	5,996,580
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)
3,730,000	5.000	10/01/18	4,109,453
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)
1,705,000	4.000	10/01/18	1,833,915
University of Louisville General Receipts RB Refunding Series 2016 C (AA-/Aa3)(d)
4,680,000	3.000	09/01/21	5,040,641

			65,969,809

Louisiana – 0.9%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,388,080

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A1)
$350,000	2.000%	07/15/16	$351,218
1,830,000	3.000	07/15/16	1,841,438
375,000	2.000	07/15/17	379,747
1,740,000	4.000	07/15/17	1,806,085
680,000	2.000	07/15/18	693,573
1,040,000	4.000	07/15/18	1,107,402
1,000,000	5.000	07/15/19	1,122,100
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,015,000	3.000	02/01/17	1,034,438
1,565,000	3.000	02/01/18	1,627,725
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (ETM) (AMBAC) (A/A1)(c)
2,955,000	5.000	06/01/16	2,975,862
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A2)
1,250,000	3.000	12/01/16	1,267,775
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AMBAC) (AA/A1)(c)
8,250,000	5.000	06/01/17	8,663,408
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(b)
3,000,000	1.375	10/01/16	3,004,590
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	510,200
2,825,000	5.000	10/01/17	2,992,438
New Orleans GO Bonds Refunding Series 2012 (A+/A3)
4,145,000	4.000	12/01/16	4,229,599
4,030,000	4.000	12/01/17	4,225,254
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
610,000	4.000	12/01/16	623,261
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
420,000	4.000	04/01/16	420,000

			42,264,193

Maine – 0.1%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
685,000	5.000	10/01/19	772,680
1,985,000	4.000	10/01/20	2,208,789
1,345,000	4.000	10/01/21	1,517,752

			4,499,221

Maryland – 4.4%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
9,000,000	5.000	02/01/17	9,328,770

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
$2,075,000	5.000%	11/01/17	$2,215,955
3,055,000	4.000	11/01/18	3,305,021
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,115,000	4.000	11/01/16	1,137,133
5,405,000	4.000	11/01/17	5,687,735
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries B (NATL-RE FGIC) (AA/Aa2)(a)
11,350,000	0.482	07/01/37	10,015,259
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (AA-/Aa3)(a)
7,025,000	0.497	07/01/37	6,129,028
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AAA/Aaa)
1,170,000	2.250	07/01/16	1,174,902
Maryland State Department of Transportation Consolidated RB Series 2013 (AAA/Aa1)
6,965,000	4.000	02/15/20	7,754,413
Maryland State Department of Transportation Consolidated RB Series 2015 (AAA/Aa1)
8,220,000	5.000	02/01/18	8,854,091
15,995,000	5.000	02/01/19	17,846,741
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
1,250,000	4.000	06/01/17	1,295,913
795,000	4.000	06/01/18	846,079
600,000	4.000	06/01/19	651,666
600,000	4.000	06/01/20	661,224
660,000	4.000	06/01/21	736,342
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2014 C (AAA/Aaa)
68,585,000	5.000	08/01/21	82,099,674
Maryland State GO Bonds for State and Local Facilities Loan Series 2012 B (AAA/Aaa)
8,980,000	5.000	03/15/20	10,369,565
Maryland State GO Bonds for State and Local Facilities Loan Series 2013 B (AAA/Aaa)(c)
5,140,000	5.000	03/01/21	6,073,116
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
3,445,000	4.000	08/15/16	3,485,892
University of Maryland RB Refunding for Maryland Auxiliary Facility & Tuition Series 2016 B (AA+/Aa1)
4,970,000	3.000	04/01/21	5,406,963
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(b)
2,010,000	1.250	06/01/18	2,016,834
Washington Suburban Sanitary District GO Bonds Refunding Consolidated Public Improvement Series 2015 (AAA/Aaa)
9,905,000	3.000	06/01/19	10,569,824

			197,662,140

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – 2.9%
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aaa)
$4,000,000	5.000%	06/01/20	$4,649,640
11,155,000	5.000	06/01/21	13,310,927
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A+/A1)(b)
7,000,000	0.980	03/30/17	6,985,930
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA-/Aa3)(b)
19,700,000	0.950	01/30/18	19,642,279
Massachusetts School Building Authority RB Refunding Senior Dedicated Sales Tax Series 2012 B (AA+/Aa2)
3,000,000	5.000	08/15/20	3,510,810
Massachusetts State Development Finance Agency RB for Partners HealthCare System Issue Series 2012 L (AA-/Aa3)
300,000	5.000	07/01/16	303,225
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/A1)
10,000,000	1.500	08/01/19	10,159,600
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(a)
15,000,000	0.983	05/01/37	14,062,950
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(a)
26,250,000	0.983	05/01/37	24,610,162
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(a)
7,000,000	0.830	01/01/18	7,013,580
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(a)
6,000,000	0.760	02/01/17	6,002,760
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(a)
8,000,000	0.962	11/01/25	7,872,160
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(b)
2,735,000	1.700	11/01/16	2,748,866
Massachusetts State Health & Educational Facilities Authority RB for Massachusetts Institute of Technology Series 2008 O (AAA/Aaa)(c)
8,750,000	5.000	07/01/18	9,576,088

			130,448,977

Michigan – 4.0%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,500,000	5.000	05/01/22	2,975,625
1,275,000	5.000	11/01/22	1,529,439
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,466,098
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (A-/Baa1)
500,000	5.000	07/01/16	504,315
1,295,000	5.000	07/01/17	1,348,445

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (AA-/NR)
$1,250,000	5.000%	05/01/20	$1,430,175
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Bonds Refunding Series 2014 (Q-SBLF) (AA-/NR)
250,000	5.000	05/01/17	260,582
365,000	5.000	05/01/18	394,788
900,000	5.000	05/01/19	1,003,131
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,528,574
3,500,000	5.000	08/01/21	4,091,080
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/20	520,940
500,000	3.600	10/01/21	526,730
500,000	3.800	10/01/22	531,005
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,960,785

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

5,570,000	5.000	07/01/17	5,854,905
1,500,000	5.000	07/01/18	1,628,655
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,612,626
10,000,000	5.000	07/01/21	11,630,800
9,225,000	5.000	07/01/22	10,893,802
5,000,000	5.000	07/01/23	5,994,900

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

7,410,000	5.000	07/01/18	8,045,555
5,000,000	5.000	07/01/19	5,576,350
1,390,000	5.000	07/01/20	1,586,588
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (A-/Baa1)
200,000	3.000	07/01/17	205,062
700,000	5.000	07/01/19	779,513
375,000	5.000	07/01/20	427,207
750,000	5.000	07/01/21	870,270

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
$1,530,000	3.000%	07/01/16	$1,537,161
1,400,000	4.000	07/01/18	1,472,310
1,125,000	5.000	07/01/19	1,238,861
1,200,000	5.000	07/01/20	1,350,264
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,255,000	4.000	10/01/17	1,309,743
1,135,000	5.000	10/01/18	1,237,229
825,000	5.000	10/01/19	923,687
1,140,000	5.000	10/01/20	1,288,006
Michigan Finance Authority RB for Detroit School District Series 2011 (ST AID WITHHLDG) (A/NR)
7,500,000	5.250	06/01/17	7,854,525
Michigan Finance Authority RB for Detroit School District Series 2015 B (SP-2/NR)(f)
2,900,000	4.750	06/01/16	2,905,568
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (ST AID WITHHLDG) (A-/NR)
1,375,000	4.000	06/01/17	1,419,522
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	9,666,000
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/20	4,614,212
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(f)
15,100,000	5.750	08/22/16	15,072,669
Michigan Flushing Community Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/19	1,127,901
500,000	4.000	05/01/20	552,325
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(b)
3,050,000	2.000	05/30/18	3,114,782
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(b)
10,800,000	1.500	08/01/17	10,807,020
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
475,000	4.000	05/01/16	476,211
645,000	4.000	05/01/17	664,247
1,000,000	5.000	05/01/18	1,077,960
2,475,000	5.000	05/01/20	2,813,828
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	928,515
700,000	4.000	05/01/19	759,164

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
$1,500,000	5.000%	09/01/19	$1,677,360
St. Clair County Michigan East China School District 2015 School Bus GO Bonds Refunding Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/19	3,342,575
University of Michigan RB Refunding Series 2010 C (AAA/Aaa)
4,555,000	5.000	04/01/21	5,263,804
Warren Consolidated School District Unlimited Tax GO Bonds Refunding Series 2016 B (BAM) (AA/NR)
1,260,000	4.000	05/01/17	1,297,876
1,625,000	4.000	05/01/18	1,710,296
1,790,000	5.000	05/01/19	1,969,465
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2015 A (Q-SBLF) (AA-/NR)
1,420,000	4.000	05/01/19	1,526,628
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,389,444
1,385,000	5.000	12/01/19	1,556,255
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,074,640

			179,197,998

Minnesota – 1.1%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(e)
675,000	0.000	02/01/21	630,781
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds Series 2012 A (SD CRED PROG) (AA+/NR)
3,575,000	4.000	02/01/17	3,676,029
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,117,557
2,595,000	1.500	06/01/17	2,620,042
3,190,000	1.500	06/01/18	3,233,512
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,143,750
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	540,320
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,562,404
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	12,368,889
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,000,000	3.000	02/01/17	1,020,070

			47,913,354

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Mississippi – 0.1%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
$3,845,000	1.000%	01/01/17	$3,855,458

Missouri – 1.6%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,137,383
2,075,000	4.000	09/01/19	2,278,495
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
500,000	4.000	06/01/16	502,655
1,180,000	4.000	06/01/18	1,242,068
960,000	4.000	06/01/19	1,029,994
1,000,000	4.000	06/01/20	1,086,430
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	37,537,726
24,275,000	5.000	05/01/19	27,307,676
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	827,600

			73,950,027

Montana – 0.1%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project - Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,622,224
2,000,000	3.000	06/01/17	2,050,740
1,750,000	3.000	06/01/18	1,827,875
800,000	4.000	06/01/18	852,640

			6,353,479

Nebraska – 0.7%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa3)(b)
20,000,000	5.000	12/01/19	22,572,000
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	789,306
435,000	4.000	11/01/17	455,932
750,000	4.000	11/01/19	808,995
690,000	4.000	11/01/20	754,108
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa3)
1,215,000	2.000	10/15/16	1,221,950
1,765,000	3.000	10/15/17	1,823,016
1,785,000	3.000	10/15/18	1,874,339

			30,299,646

State-Specific Municipal Debt Obligations – (continued)
Nevada – 1.9%
Clark County Department of Aviation RB Refunding for Airport System Junior Subordinate Lien Series 2015 B (AMT) (A+/A2)
$18,285,000	3.000%	07/01/17	$18,743,039
Clark County GO Refunding Bonds Series 2006 (AGM) (AA/Aa1)
5,115,000	4.625	06/01/19	5,148,145
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB/NR)
3,190,000	3.000	08/01/16	3,198,358
3,485,000	4.000	08/01/17	3,557,976
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,031,200
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	12,941,369
10,300,000	5.000	06/15/19	11,557,321
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
2,700,000	4.000	12/01/16	2,761,047
2,810,000	4.000	12/01/17	2,875,389
Nevada State Limited Tax GO Bonds Refunding for Capital Improvement Series 2015 D (AA/Aa2)
18,085,000	5.000	04/01/21	21,345,544

			85,159,388

New Hampshire – 1.1%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A2)(a)
50,475,000	0.560	05/01/21	46,346,296
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(b)
1,200,000	2.125	06/01/18	1,212,012

			47,558,308

New Jersey – 5.8%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
2,025,000	1.000	03/01/17	2,032,675
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,725,000	2.000	12/01/16	1,741,681
2,355,000	2.000	12/01/17	2,406,480
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,151,492
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
1,080,000	2.000	05/01/18	1,105,909
1,275,000	2.000	05/01/19	1,312,307
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
785,000	4.000	11/01/16	793,745
1,000,000	4.000	11/01/17	1,025,620

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
$1,130,000	4.000%	11/01/18	$1,216,468
1,300,000	5.000	11/01/19	1,477,112
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(b)
2,950,000	2.125	12/01/17	2,989,707
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
1,245,000	3.000	10/01/17	1,287,716
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/A1)
700,000	4.000	02/15/19	745,570
725,000	4.000	02/15/20	783,377
1,025,000	4.000	02/15/21	1,119,495
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
2,155,000	0.050	02/01/18	2,128,127
2,355,000	0.050	02/01/19	2,293,535
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,877,405
Middlesex County New Jersey GO Bonds for General Improvements Series 2016 (AAA/NR)(d)
4,675,000	3.000	01/15/20	5,009,543
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,338,630
Morris County Improvement Authority RB Refunding for Governmental Loan Series 2015 (CNTY GTD) (AAA/Aaa)
4,000,000	3.000	05/01/19	4,256,480
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (A-/A3)
2,845,000	5.000	12/15/16	2,925,343
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (ETM) (NR/NR)(c)
4,655,000	5.000	12/15/16	4,798,653
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2011 GG (ETM) (ST APPROP) (NR/A3)(c)
4,485,000	5.000	09/01/19	5,068,050
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB/Baa2)
1,240,000	5.000	07/01/17	1,299,012
1,265,000	4.000	07/01/18	1,330,337
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (BBB/Baa2)
750,000	5.000	07/01/21	874,762
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A-/A3)
350,000	5.000	07/01/17	367,591
400,000	5.000	07/01/18	433,472

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB Refunding for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
$2,000,000	5.000%	07/01/16	$2,020,660
New Jersey State GO Bonds Refunding Series 2010 Q (A/A2)
5,000,000	5.000	08/15/16	5,073,850
New Jersey State GO Bonds Refunding Series 2016 T (A/A2)
7,515,000	5.000	06/01/18	8,104,026
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	8,060,175
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A3)
22,000,000	5.000	01/01/20	24,960,760
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A3)(a)
21,625,000	0.508	01/01/30	19,927,884
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A3)(a)
21,500,000	0.508	01/01/30	19,813,067
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,037,800
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A-/A3)(e)
5,000,000	0.000	12/15/26	3,159,000
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (A-/A3)
2,945,000	5.000	06/15/19	3,175,240
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (A-/A3)
1,900,000	5.000	06/15/17	1,977,235
10,000,000	5.000	06/15/21	10,980,200
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A-/A3)
1,000,000	5.000	06/15/21	1,098,020
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (A-/A3)
15,550,000	5.250	12/15/20	17,279,471
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2008 A (AA+/Aaa)(c)
1,435,000	6.000	12/15/18	1,633,087
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (A-/A3)
3,015,000	5.000	12/15/23	3,358,469
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (A-/A3)
2,010,000	4.000	06/15/18	2,091,003
1,485,000	5.000	06/15/20	1,622,615
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A3)
6,800,000	5.500	12/15/16	7,011,616
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A-/A3)
1,075,000	5.000	06/15/16	1,083,363

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (A-/A3)
$5,735,000	5.000%	12/15/19	$6,235,665
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (A-/A3)
26,545,000	5.250	12/15/23	30,112,913
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A3)(b)
2,750,000	0.861	01/01/18	2,731,740
Somerset County New Jersey GO Bonds Series 2015 B (AAA/Aaa)
1,215,000	2.000	07/01/18	1,249,470
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	825,240
855,000	3.000	07/15/17	878,307
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,397,507
Union County New Jersey GO Bonds Refunding Series B (ETM) (NR/NR)(c)
25,000	3.000	03/01/19	26,472
Union County New Jersey GO Bonds Series B (AA+/Aa1)
1,240,000	3.000	03/01/19	1,315,243
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
1,000,000	4.000	07/15/16	1,009,160

			259,439,552

New Mexico – 0.4%
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,105,556
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
5,000,000	5.000	07/01/16	5,053,000
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,106,900
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	5,767,639

			19,033,095

New York – 13.3%
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,385,000	3.000	06/01/16	1,390,498
City of Yonkers New York School GO Bonds Refunding Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	3,176,428
3,135,000	5.000	09/01/19	3,534,681
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (AA-/A1)
730,000	4.000	11/15/16	745,206
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A1)(b)
20,000,000	5.000	11/15/19	22,655,000

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Series 2011 B (AA-/A1)(b)
$50,000,000	0.641%	11/01/17	$49,716,500
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(a)
6,250,000	0.950	08/01/25	6,228,687
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,209,684
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	56,987,714
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	9,208,401
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(c)
2,030,000	5.000	11/01/17	2,164,244
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (AAA/Aa1)
5,240,000	5.000	11/01/17	5,597,682
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (ETM) (NR/NR)(c)
6,890,000	5.000	11/01/17	7,345,636
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	14,209,756
3,775,000	5.000	11/01/22	4,606,859
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2015 E (AAA/Aa1)
7,145,000	5.000	03/15/21	8,418,239
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
1,725,000	4.000	05/01/16	1,729,744
2,215,000	4.000	05/01/17	2,289,313
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
3,325,000	4.000	09/01/16	3,365,232
3,000,000	4.000	09/01/17	3,121,410
3,665,000	5.000	09/01/18	3,994,227
New York State Dormitory Authority State Sales Tax RB Series 2015 A (AAA/Aa1)
23,960,000	5.000	03/15/19	26,837,836
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
15,275,000	5.000	03/15/20	17,625,823
30,000,000	5.000	03/15/21	35,535,900
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	8,977,313
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(a)
70,150,000	0.387	05/01/34	61,884,274
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A2)(a)
27,750,000	0.700	07/01/34	24,895,015

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
$6,950,000	5.000%	12/15/17	$7,459,782
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,191,670
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	7,640,220
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	33,031,980
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	6,717,628
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/20	22,944,200
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
28,510,000	5.000	03/15/21	33,620,418
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	28,465,236
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/20	5,414,112
2,000,000	5.000	01/01/21	2,307,120
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
700,000	5.000	04/01/17	726,635
670,000	4.000	04/01/18	702,837
300,000	5.000	04/01/19	329,838
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (NR/Baa1)
750,000	4.000	04/01/16	750,000
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	1,955,597
2,250,000	5.000	03/01/19	2,485,913
3,000,000	5.000	03/01/20	3,399,270
Rockland County New York GO Bonds Refunding Series 2014 (BAM) (AA/Baa1)
1,500,000	3.000	02/15/19	1,570,950
635,000	3.000	02/15/20	670,598
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,607,716
Suffolk County New York Refunding Serial Bonds Series 2012 B (A/A3)
2,000,000	4.000	10/01/16	2,032,160
1,000,000	4.000	10/01/17	1,045,740

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
$370,000	4.000%	06/01/17	$384,637
490,000	4.000	06/01/18	521,698
575,000	5.000	06/01/19	641,884
620,000	5.000	06/01/20	703,341
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (ST APPROP) (AA/NR)
30,000,000	5.000	06/01/17	31,471,200
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(b)
7,500,000	0.811	01/03/17	7,494,525
Yonkers New York GO Bonds Series 2011 A (AGM) (A/A3)
2,000,000	5.000	10/01/16	2,038,220

			599,776,427

North Carolina – 1.8%
Durham North Carolina Utility System RB Refunding Series 2011 (AAA/Aa1)
300,000	4.000	06/01/16	301,692
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(c)
4,535,000	5.000	01/01/17	4,681,163
4,900,000	5.000	01/01/19	5,439,441
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(c)
2,000,000	3.000	01/01/18	2,076,520
1,275,000	5.000	01/01/18	1,367,731
2,000,000	3.000	01/01/19	2,112,240
1,000,000	5.000	01/01/19	1,110,090
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	17,663,268
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	28,445,507
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(b)
9,220,000	4.000	03/01/18	9,608,992
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,065,000	4.000	12/01/16	1,087,802
1,375,000	5.000	12/01/18	1,516,845
Raleigh North Carolina Combined Enterprise System RB Refunding Series 2015 B (AAA/Aa1)
6,140,000	5.000	12/01/20	7,229,850

			82,641,141

Ohio – 0.8%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,425,000	5.000	12/01/16	1,463,660
1,740,000	5.000	12/01/17	1,862,026
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
825,000	4.000	06/01/16	827,607

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
$13,740,000	5.125%	06/01/24	$12,963,965
3,415,000	5.375	06/01/24	3,246,948
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA/A1)
1,455,000	5.000	12/01/20	1,685,981
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	511,170
1,180,000	4.000	12/01/17	1,243,980
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
315,000	2.250	01/01/17	316,241
400,000	4.000	01/01/18	413,316
415,000	4.000	01/01/19	435,418
435,000	4.000	01/01/20	462,140
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,151,656
800,000	4.000	10/01/18	847,264
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(b)
3,000,000	2.250	09/15/16	3,007,260
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(a)
2,250,000	0.870	01/01/18	2,245,455
University of Akron General Receipts Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/19	1,186,746

			33,870,833

Oklahoma – 1.2%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,594,647
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
5,000,000	2.000	01/01/18	5,085,950
3,585,000	2.000	01/01/19	3,666,917
2,900,000	2.000	01/01/21	2,980,823
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
5,470,000	2.000	03/01/17	5,530,061
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds Series 2015 (AA/NR)
5,000,000	2.000	03/01/17	5,054,900
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City - Del City School District Series 2012 (NR/Aa3)
2,160,000	2.000	01/01/17	2,179,375

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
$2,445,000	2.000%	01/01/17	$2,466,932
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
8,750,000	1.000	07/01/16	8,756,037
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa2)
6,200,000	3.000	07/01/19	6,571,690
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,012,369

			54,899,701

Oregon – 0.6%
Lane County Oregon Springfield School District No. 19 GO Bonds Refunding Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/20	3,496,713
3,780,000	0.000	06/15/21	3,442,257
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,120,000	2.000	06/15/16	1,123,248
790,000	2.000	06/15/17	802,664
1,165,000	2.000	06/15/18	1,192,261
1,445,000	3.000	06/15/19	1,532,812
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (AA-/A1)
2,000,000	5.000	05/01/16	2,007,300
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,210,967
1,120,000	3.000	08/01/18	1,176,571
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
10,000,000	5.000	06/15/18	10,911,700

			26,896,493

Pennsylvania – 2.0%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	806,422
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
645,000	4.250	12/15/17	681,023
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
735,000	2.000	07/01/16	737,044
500,000	3.000	07/01/17	510,655
1,265,000	3.000	07/01/18	1,305,758
310,000	3.000	07/01/19	322,344
265,000	4.000	07/01/20	286,767
1,000,000	4.000	07/01/21	1,089,620
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
295,000	3.000	08/01/16	296,163
515,000	3.000	08/01/17	522,014
530,000	3.000	08/01/18	538,692

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
$535,000	4.000%	01/01/19	$567,929
1,000,000	4.000	01/01/20	1,076,930
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
1,000,000	4.000	10/01/18	1,057,830
1,000,000	4.000	10/01/19	1,069,520
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)
5,000,000	2.500	04/01/20	5,062,700
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
6,635,000	5.000	07/01/19	7,499,076
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,545,000	5.000	07/01/22	9,702,779
2,180,000	5.000	01/01/23	2,184,556
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,400,000	1.250	05/01/17	1,401,064
1,750,000	1.500	05/01/18	1,751,190
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	18,462,307
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
390,000	3.000	05/01/16	390,343
440,000	3.000	05/01/17	448,884
1,165,000	5.000	05/01/18	1,236,799
1,000,000	5.000	05/01/19	1,085,520
Pennsylvania State Commonwealth GO Bonds First Refunding Series 2015 (AA-/Aa3)
8,115,000	5.000	08/15/20	9,320,646
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
600,000	4.000	09/01/16	608,076
500,000	3.000	09/01/17	515,200
550,000	4.000	09/01/17	574,387
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (AA-/Aa3)
2,175,000	5.000	08/15/20	2,498,140
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/22	5,967,450
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A/A1)(a)
7,000,000	1.280	12/01/20	6,951,070
Philadelphia GO Bonds Series 2011 (AGM) (AA/A2)
1,460,000	5.000	08/01/16	1,479,768

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BBB-/Ba2)
$1,500,000	5.000%	07/01/16	$1,511,880
2,000,000	5.000	07/01/17	2,078,520

			91,599,066

Puerto Rico – 2.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
14,595,000	5.000	07/01/17	10,875,026
7,285,000	5.000	07/01/19	5,100,229
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (CC/Caa3)
1,030,000	5.500	07/01/17	854,962
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(a)
36,100,000	0.939	07/01/29	26,714,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (CC/Caa3)(a)(g)
25,850,000	1.119	07/01/31	14,282,125
Puerto Rico Electric Power Authority RB Refunding Series 2010 (CC/Caa3)(g)
3,250,000	4.000	07/01/16	2,080,098
Puerto Rico Electric Power Authority RB Refunding Series 2012 (CC/Caa3)(g)
1,500,000	5.000	07/01/16	960,045
Puerto Rico Electric Power Authority RB Series 2008 (CC/Caa3)(g)
8,175,000	5.500	07/01/16	5,232,245
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA/A2)
1,125,000	5.250	08/01/16	1,131,581
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/Caa3)
2,250,000	5.500	07/01/16	1,569,532
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (CC/Caa3)(b)
1,000,000	5.500	07/01/17	1,018,700
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (CC/Caa3)(b)
10,850,000	5.750	07/01/17	6,510,217
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
5,000,000	5.500	08/01/28	2,075,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
8,000,000	5.500	08/01/21	3,540,000
10,000,000	5.500	08/01/22	4,375,000
19,315,000	5.500	08/01/23	8,353,738

			94,672,498

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Rhode Island – 0.3%
Providence GO Bonds Series 2013 A (BBB-/Baa1)
$315,000	4.000%	01/15/18	$330,576
1,545,000	5.000	01/15/19	1,695,545
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	635,490
500,000	4.000	09/15/18	532,375
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
515,000	3.000	05/15/16	516,571
385,000	3.000	05/15/17	394,825
280,000	4.000	05/15/18	297,503
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
9,825,000	2.250	06/01/41	10,120,929

			14,523,814

South Carolina – 1.2%
Anderson County School District No. 5 GO Bonds Refunding Series 2016 (SCSDE) (AA/Aa1)
1,645,000	5.000	03/01/21	1,939,340
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,541,046
Clemson University RB Refunding Series 2012 (AA-/Aa2)
5,770,000	2.000	05/01/16	5,777,501
4,440,000	2.000	05/01/17	4,505,357
5,000,000	2.000	05/01/18	5,102,300
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/18	732,844
2,985,000	2.000	07/01/19	3,071,207
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA/NR)
1,905,000	4.000	11/01/16	1,942,719
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
5,895,000	5.000	03/01/17	6,129,385
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
6,000,000	3.600	02/01/17	6,133,380
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aa1)
2,000,000	4.000	03/01/17	2,061,500
Richland County South Carolina School District No. 1 GO Bonds Refunding Series 2014 B (SCSDE) (AA/Aa1)
2,755,000	5.000	03/01/18	2,976,640
2,920,000	5.000	03/01/19	3,260,764
3,165,000	5.000	03/01/20	3,640,826
South Carolina Jobs – Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,512,875

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Spartanburg County South Carolina School District No. 1 GO Bonds Refunding Series 2014 D (SCSDE) (AA/Aa1)
$1,310,000	5.000%	03/01/18	$1,410,726

			52,738,410

Tennessee – 0.2%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
1,710,000	5.250	09/01/17	1,775,852
Tennessee State GO Bonds Refunding Special Tax Series 2015 B (AA+/Aaa)
2,210,000	5.000	08/01/20	2,581,987
Tennessee State GO Bonds Special Tax Series 2015 A (AA+/Aaa)
2,655,000	5.000	08/01/20	3,101,890

			7,459,729

Texas – 7.6%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,908,830
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa2)(b)
5,000,000	5.000	01/07/21	5,674,100
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/18	1,116,624
725,000	3.000	08/15/19	772,553
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,197,721
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,790,967
845,000	4.000	03/01/19	919,191
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,125,000	2.000	09/01/16	1,130,501
300,000	3.000	09/01/17	307,758
250,000	3.000	09/01/18	259,428
375,000	3.000	09/01/19	393,221
Cypress-Fairbanks Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 2014 C (PSF-GTD) (AAA/Aaa)
5,455,000	4.000	02/15/19	5,933,185
Dallas County Highland Park Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (NR/Aaa)
2,070,000	4.000	02/15/20	2,300,453
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,158,697
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	764,632
250,000	4.000	11/01/17	262,595

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
$1,750,000	5.000%	11/01/18	$1,934,380
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,175,600
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(e)
1,930,000	0.000	02/15/17	1,920,562
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
6,640,000	2.000	02/15/18	6,789,334
4,710,000	3.000	02/15/19	4,981,861
Grand Prairie Independent School District GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)
1,915,000	2.000	08/15/18	1,963,181
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,066,934
2,250,000	4.000	08/15/17	2,350,080
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A+/A1)(a)
16,775,000	0.868	07/01/32	15,402,002
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(a)
20,325,000	0.870	07/01/32	18,719,577
Houston Independent School District GO Bonds Refunding Series 2012 (PSF-GTD) (AAA/Aaa)(b)
16,000,000	0.875	06/01/16	16,003,040
Houston Independent School District Limited Tax GO Bonds Refunding Series 2014 B (PSF-GTD) (AAA/Aaa)
10,000,000	5.000	02/15/18	10,778,100
12,000,000	5.000	02/15/19	13,368,480
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(b)
8,000,000	1.000	08/01/16	7,998,320
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/19	1,923,740
1,500,000	0.000	08/15/20	1,407,180
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)(e)
2,500,000	0.000	08/16/20	2,345,225
5,000,000	0.000	08/16/21	4,587,900
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,469,653
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)
7,315,000	1.750	08/01/17	7,384,931
Midway Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (PSF-GTD) (AAA/NR)
4,905,000	5.000	08/01/21	5,824,148

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
$5,000,000	1.800%	12/01/18	$5,045,400
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
200,000	4.000	04/01/17	205,728
170,000	4.000	04/01/20	184,880
400,000	4.000	04/01/21	440,000
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A1)
4,470,000	6.000	01/01/19	4,848,564
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(b)
18,000,000	1.950	01/01/19	18,260,100
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/19	3,327,660
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/20	2,276,240
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(b)
5,000,000	1.070	01/01/20	4,919,950
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,070,000	4.000	01/01/18	1,125,372
1,000,000	5.000	01/01/19	1,106,350
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(b)
5,760,000	1.200	08/01/17	5,782,637
Northside Texas Independent School District GO Bonds for School Building Series 2012 (PSF-GTD) (AAA/Aaa)(b)
8,000,000	1.000	05/31/16	8,004,800
Northwest Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/Aaa)
1,940,000	2.000	02/15/19	1,998,472
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/19	2,603,704
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(b)
5,000,000	2.000	12/01/18	5,093,650
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(b)
7,000,000	2.000	12/01/16	7,060,340
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(b)
8,865,000	2.000	08/01/17	8,992,833
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(b)
9,850,000	2.000	08/01/18	10,027,596
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 A (AAA/Aaa)
2,250,000	5.000	05/15/18	2,452,388

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 B (AAA/Aaa)
$2,650,000	5.000%	05/15/18	$2,888,368
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,000,000	5.000	12/15/16	3,088,320
5,000,000	5.000	12/15/17	5,321,150
4,500,000	5.000	12/15/18	4,934,340
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (BBB+/Baa1)
6,110,000	5.625	12/15/17	6,434,808
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	9,262,188
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)
5,000,000	5.000	04/01/20	5,673,050
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	22,406,600
2,500,000	5.000	04/01/21	2,954,700
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	15,843,701
Texas Water Development Board State Water Implementation Fund RB Series 2015 A (AAA/NR)
2,300,000	4.000	10/15/19	2,539,430
1,305,000	4.000	04/15/20	1,455,336

			340,843,339

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
250,000	5.000	09/01/18	270,470
645,000	5.000	09/01/19	715,356
825,000	5.000	09/01/20	933,504
2,015,000	5.000	09/01/21	2,317,069
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
8,430,000	2.250	10/01/17	8,495,670
2,085,000	4.000	10/01/22	2,212,435

			14,944,504

Utah – 0.3%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2015 (SCH BD GTY) (NR/Aaa)
11,550,000	5.000	03/15/19	12,937,270

State-Specific Municipal Debt Obligations – (continued)
Utah – (continued)
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
$750,000	5.000%	09/01/16	$763,155
500,000	5.000	09/01/17	529,145
500,000	5.000	09/01/18	544,165
500,000	5.000	09/01/19	560,540

			15,334,275

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (BBB+/Baa1)
1,420,000	4.000	10/01/16	1,440,377
1,680,000	4.000	10/01/17	1,750,476
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A-/A3)
500,000	3.000	12/01/17	516,795
450,000	4.000	12/01/19	493,065
400,000	4.000	12/01/20	444,800
350,000	5.000	12/01/21	411,607

			5,057,120

Virginia – 2.8%
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)
9,995,000	4.000	10/01/21	11,471,561
Virginia Commonwealth Transportation Board RB for Transportation Capital Projects Series 2012 (AA+/Aa1)
5,000,000	5.000	05/15/19	5,619,300
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,412,328
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	23,207,709
11,680,000	5.000	05/15/20	13,505,934
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
10,000,000	5.000	05/15/23	12,352,200
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)
6,000,000	2.150	09/01/20	6,163,020
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)
4,500,000	1.875	06/01/20	4,580,460
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,923,598

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2014 C (AA+/Aa1)
$5,325,000	5.000%	08/01/18	$5,831,993
Virginia State Public School Authority RB Refunding for School Financing Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
26,140,000	4.000	08/01/19	28,740,930
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)
2,000,000	1.875	05/16/19	2,033,120

			124,842,153

Washington – 1.1%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	3,097,506
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,388,561
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/20	6,518,162
Washington State COPS Refunding for State and Local Agency Real and Personal Property Series 2016 A (NR/Aa2)
6,420,000	5.000	07/01/20	7,384,990
Washington State Motor Vehicle Fuel Tax GO Bonds Refunding Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,644,684
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)(c)
18,795,000	5.000	01/01/18	20,161,960

			48,195,863

West Virginia – 0.4%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (AMBAC) (NR/Aaa)(c)(e)
10,125,000	0.000	12/01/16	10,086,019
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (BBB/Baa1)(b)
3,000,000	1.625	10/01/18	3,005,460
Monongalia County Board of Education Public School GO Refunding Bonds Series 2012 (AA/NR)
1,520,000	5.000	05/01/18	1,640,779
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	520,450
1,445,000	5.000	05/01/18	1,550,254
1,565,000	5.000	05/01/19	1,719,434

			18,522,396

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – 0.0%
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB/NR)
$200,000	4.000%	05/01/16	$200,464

TOTAL INVESTMENTS – 97.0%
(Cost $4,377,234,913)			$4,368,894,099

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			133,477,812

NET ASSETS – 100.0%			$4,502,371,911

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2016.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	When-issued security.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $39,720,712, which represents approximately 0.9% of net assets as of March 31, 2016.
(g)	Security is currently in default.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2016

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
IDA	—Industrial Development Authority
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	1.042%	$(5)	$(11,362)
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	1.042	(345,824)	323,089
TOTAL						$(345,829)	$311,727

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2016

	Dynamic Municipal Income Fund		High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $657,497,443, $3,835,297,355 and $4,377,234,913)	$687,298,963		$4,017,814,908	$4,368,894,099
Investments in affiliated issuers, at value (cost $9,662,862, $0 and $0)	9,662,862		—	—
Cash	54,090		41,548,479	148,573,185
Receivables:
Interest and dividends	8,845,907		56,915,458	36,614,336
Fund shares sold	4,346,084		13,042,804	25,425,655
Collateral on certain derivative contracts(a)	3,090,338		23,888,595	—
Reimbursement from investment adviser	49,328		168,670	163,806
Unrealized gain on swap contracts	64,618		1,428,085	323,089
Total assets	713,412,190		4,154,806,999	4,579,994,170

Liabilities:
Variation margin on certain derivative contracts	250,877		866,515	—
Unrealized loss on swap contracts	—		1,082,836	11,362
Payables:
Investments purchased on an extended-settlement basis	4,246,229		19,853,720	50,284,816
Fund shares redeemed	3,866,502		16,863,505	17,806,334
Management fees	233,267		1,799,488	1,281,779
Income distribution	210,763		418,667	184,714
Distribution and Service fees and Transfer Agency fees	102,710		265,988	215,508
Upfront payments received on swap contracts	69,165		1,782,650	345,829
Investments purchased	—		1,298,730	7,371,251
Accrued expenses	126,781		131,907	120,666
Total liabilities	9,106,294		44,364,006	77,622,259

Net Assets:
Paid-in capital	697,755,308		5,101,990,985	4,496,882,258
Undistributed net investment income	7,840,441		107,583,536	13,551,405
Accumulated net realized loss	(30,073,651)		(1,279,554,041)	(32,665)
Net unrealized gain (loss)	28,783,798		180,422,513	(8,029,087)
NET ASSETS	$704,305,896		$4,110,442,993	$4,502,371,911
Net Assets:
Class A	$177,985,304		$262,193,200	$147,949,103
Class C	30,115,849		73,498,109	33,786,969
Institutional	486,485,314		3,754,010,497	4,316,949,065
Service	35,717		—	161,164
Class IR	9,683,712		20,741,187	3,525,610
Total Net Assets	$704,305,896		$4,110,442,993	$4,502,371,911
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	11,344,681		28,008,366	14,012,172
Class C	1,918,935		7,851,640	3,203,278
Institutional	31,016,886		400,954,929	409,409,063
Service	2,266		—	15,286
Class IR	618,093		2,213,945	334,301
Net asset value, offering and redemption price per share:(b)
Class A	$15.69		$9.36	$10.56
Class C	15.69		9.36	10.55
Institutional	15.68		9.36	10.54
Service	15.77	(c)	—	10.54
Class IR	15.67		9.37	10.55

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$492,030	$2,598,308
High Yield Municipal	—	23,888,595

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.30, $ 9.80 and $10.72, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(c)	NAV may not recalculate due to rounding of fractional shares.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2016

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$27,649,542	$207,457,368	$72,359,103
Dividends — affiliated issuers	775	—	—
Total investment income	27,650,317	207,457,368	72,359,103

Expenses:
Management fees	3,461,918	18,839,856	15,225,108
Distribution and Service fees(a)	668,238	1,387,512	737,897
Transfer Agency fees(a)	431,327	1,741,897	1,875,537
Professional fees	180,934	222,646	172,924
Custody, accounting and administrative services	66,861	215,951	256,109
Printing and mailing costs	46,438	71,836	63,213
Registration fees	41,128	89,496	121,383
Trustee fees	21,526	27,018	31,175
Service share fees — Service Plan	94	—	375
Service share fees — Shareholder Administration Plan	94	—	375
Other	35,145	84,147	113,684
Total expenses	4,953,703	22,680,359	18,597,780
Less — expense reductions	(1,322,647)	(788,817)	(1,356,406)
Net expenses	3,631,056	21,891,542	17,241,374
NET INVESTMENT INCOME	24,019,261	185,565,826	55,117,729

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	2,418,363	(5,034,393)	1,779,255
Futures contracts	(200,478)	—	—
Swap contracts	(2,299,614)	(15,571,455)	202,668
Net change in unrealized gain (loss) on:
Investments	(4,943,745)	20,863,838	(19,779,812)
Futures contracts	(688,123)	—	—
Swap contracts	226,137	3,416,267	(138,846)
Net realized and unrealized gain (loss)	(5,487,460)	3,674,257	(17,936,735)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,531,801	$189,240,083	$37,180,994

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	$418,931	$249,307	$217,842	$32,409	$171,961	$15	$9,100
High Yield Municipal	642,086	745,426	333,882	96,904	1,287,093	–	24,018
Short Duration Tax-Free	404,219	333,678	210,192	43,378	1,617,427	62	4,478

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

March 31, 2016

	Dynamic Municipal Income Fund
	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$24,019,261	$20,376,294
Net realized gain (loss)	(81,729)	(2,209,143)
Net change in unrealized gain (loss)	(5,405,731)	11,899,680
Net increase in net assets resulting from operations	18,531,801	30,066,831

Distributions to shareholders:
From net investment income
Class A Shares	(5,733,553)	(5,709,508)
Class B Shares	—	(41,506	)(a)
Class C Shares	(666,293)	(580,237)
Institutional Shares	(16,184,828)	(12,596,543)
Service Shares	(1,231)	(1,301)
Class IR Shares	(256,969)	(128,371)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(22,842,874)	(19,057,466)

From share transactions:
Proceeds from sales of shares	316,136,355	177,656,602
Reinvestment of distributions	20,424,327	16,350,582
Cost of shares redeemed	(221,233,382)	(102,818,626)
Net increase in net assets resulting from share transactions	115,327,300	91,188,558
TOTAL INCREASE	111,016,227	102,197,923

Net assets:
Beginning of year	593,289,669	491,091,746
End of year	$704,305,896	$593,289,669
Undistributed net investment income	$7,840,441	$7,273,940

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Net of $289,150 of redemption fees.
(c)	Net of $84,427 of redemption fees.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund				Short Duration Tax-Free Fund
For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015

$185,565,826		$162,460,389		$55,117,729	$51,268,771
(20,605,848)		(77,493,586)		1,981,923	(1,158,836)
24,280,105		203,800,536		(19,918,658)	8,941,824
189,240,083		288,767,339		37,180,994	59,051,759

(11,741,798)		(12,086,945)		(1,435,525)	(1,693,417)
—		(101,742	)(a)	—	—
(2,853,312)		(3,071,346)		(163,751)	(157,720)
(155,835,712)		(136,519,998)		(49,661,394)	(45,580,747)
—		—		(1,096)	(796)
(887,924)		(749,027)		(39,229)	(72,853)

—		—		(15,946)	(22,622)
—		—		(3,381)	(4,151)
—		—		(420,779)	(461,964)
—		—		(17)	(7)
—		—		(366)	(531)
(171,318,746)		(152,529,058)		(51,741,484)	(47,994,808)

1,237,695,837		766,858,970		2,297,530,366	2,277,136,118
166,239,084		144,776,116		49,780,823	44,938,648
(673,251,125	)(b)	(618,906,689	)(c)	(2,159,864,506)	(2,033,940,062)
730,683,796		292,728,397		187,446,683	288,134,704
748,605,133		428,966,678		172,886,193	299,191,655

3,361,837,860		2,932,871,182		4,329,485,718	4,030,294,063
$4,110,442,993		$3,361,837,860		$4,502,371,911	$4,329,485,718
$107,583,536		$94,953,613		$13,551,405	$9,689,403

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$15.81	$0.56	$(0.14)	$0.42	$(0.54)
2016 - C	15.82	0.45	(0.16)	0.29	(0.42)
2016 - Institutional	15.81	0.62	(0.16)	0.46	(0.59)
2016 - Service	15.89	0.54	(0.15)	0.39	(0.51)
2016 - IR	15.79	0.60	(0.15)	0.45	(0.57)
2015 - A	15.45	0.60	0.32	0.92	(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - IR	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$15.69	2.70%	$177,985	0.78%	0.99%	3.62%	15%
15.69	1.86	30,116	1.54	1.75	2.87	15
15.68	2.98	486,485	0.44	0.65	3.96	15
15.77	2.53	36	0.94	1.16	3.46	15
15.67	2.95	9,684	0.53	0.74	3.87	15
15.81	6.00	172,221	0.78	1.01	3.79	14
15.82	5.21	22,182	1.53	1.76	3.04	14
15.81	6.36	393,120	0.44	0.67	4.12	14
15.89	5.79	39	0.94	1.16	3.62	14
15.79	6.27	5,728	0.53	0.76	4.00	14
15.45	(0.83)	160,259	0.79	1.00	3.99	15
15.46	(1.50)	20,131	1.54	1.75	3.24	15
15.45	(0.49)	305,706	0.45	0.66	4.33	15
15.53	(0.98)	37	0.94	1.16	3.83	15
15.43	(0.58)	2,357	0.54	0.75	4.23	15
16.16	6.51	204,892	0.78	0.98	3.78	16
16.16	5.72	27,047	1.53	1.73	3.03	16
16.16	6.93	385,480	0.44	0.64	4.10	16
16.24	6.31	42	0.94	1.15	3.63	16
16.14	6.77	3,544	0.53	0.73	3.97	16
15.73	15.09	348,890	0.81	0.99	4.32	9
15.73	14.24	26,448	1.56	1.74	3.56	9
15.72	15.41	221,617	0.47	0.65	4.66	9
15.80	14.86	84	0.97	1.15	4.15	9
15.71	15.15	1,527	0.56	0.74	4.43	9

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$9.34	$0.46	$(0.02)	$0.44	$(0.42)
2016 - C	9.34	0.39	(0.02)	0.37	(0.35)
2016 - Institutional	9.34	0.48	(0.01)	0.47	(0.45)
2016 - IR	9.35	0.48	(0.01)	0.47	(0.45)
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - IR	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$9.36	4.89%	$262,193	0.86%	0.93%	4.98%	11%
9.36	4.11	73,498	1.62	1.68	4.24	11
9.36	5.19	3,754,010	0.57	0.59	5.25	11
9.37	5.15	20,741	0.61	0.68	5.22	11
9.34	9.47	257,803	0.86	0.93	4.89	14
9.34	8.66	81,018	1.61	1.68	4.14	14
9.34	9.79	3,005,752	0.57	0.59	5.18	14
9.35	9.86	17,265	0.61	0.68	5.13	14
8.93	(1.52)	255,002	0.87	0.93	4.94	25
8.93	(2.25)	75,433	1.62	1.68	4.19	25
8.93	(1.34)	2,584,691	0.58	0.59	5.23	25
8.93	(1.28)	12,703	0.62	0.69	5.31	25
9.51	11.64	347,693	0.86	0.92	4.62	19
9.51	10.82	108,291	1.61	1.67	3.87	19
9.52	11.95	3,425,590	0.57	0.58	4.90	19
9.51	11.79	7,134	0.61	0.67	4.82	19
8.90	17.08	348,577	0.88	0.94	5.42	27
8.90	16.21	99,817	1.63	1.69	4.67	27
8.91	17.55	2,957,868	0.58	0.60	5.72	27
8.91	17.50	3,054	0.63	0.69	5.49	27

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.59	$0.10	$(0.04)	$0.06	$(0.09)	$—	(d)	$(0.09)
2016 - C	10.58	0.06	(0.04)	0.02	(0.05)	—	(d)	(0.05)
2016 - Institutional	10.58	0.14	(0.05)	0.09	(0.13)	—	(d)	(0.13)
2016 - Service	10.58	0.09	(0.05)	0.04	(0.08)	—	(d)	(0.08)
2016 - IR	10.58	0.13	(0.04)	0.09	(0.12)	—	(d)	(0.12)
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(d)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(d)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(d)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(d)	(0.07)
2015 - IR	10.55	0.12	0.02	0.14	(0.11)	—	(d)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (d)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)	—		(0.18)
2012 - C	10.44	0.14	0.18	0.32	(0.14)	—		(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)	—		(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)	—		(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)	—		(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.56	0.62%	$147,949	0.73%	0.76%	0.98%	24%
10.55	0.22	33,787	1.13	1.51	0.58	24
10.54	0.86	4,316,949	0.39	0.42	1.32	24
10.54	0.36	161	0.89	0.92	0.82	24
10.55	0.87	3,526	0.48	0.51	1.23	24
10.59	1.01	189,890	0.73	0.76	0.90	24
10.58	0.71	35,443	1.13	1.51	0.50	24
10.58	1.45	4,100,431	0.39	0.41	1.23	24
10.58	0.96	60	0.89	0.92	0.76	24
10.58	1.36	3,661	0.48	0.51	1.16	24
10.57	(0.24)	231,329	0.73	0.76	0.93	17
10.55	(0.73)	43,189	1.13	1.51	0.53	17
10.55	0.01	3,745,916	0.39	0.42	1.27	17
10.55	(0.40)	306	0.89	0.92	0.79	17
10.55	(0.08)	9,554	0.48	0.51	1.19	17
10.69	1.85	327,845	0.73	0.76	1.26	28
10.68	1.35	57,257	1.13	1.50	0.79	28
10.68	2.20	4,266,884	0.39	0.42	1.48	28
10.67	1.60	1,320	0.89	0.92	1.15	28
10.68	2.11	18,362	0.48	0.50	1.41	28
10.62	3.46	945,940	0.73	0.77	1.72	24
10.62	3.05	48,865	1.13	1.52	1.32	24
10.61	3.72	2,195,766	0.39	0.43	2.05	24
10.61	3.31	6,362	0.89	0.93	1.63	24
10.61	3.62	10,568	0.48	0.52	1.83	24

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified
High Yield Municipal	A, C, Institutional and IR	Non-diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC’) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Money Market Funds — Investments in the Goldman Sachs Financial Square Tax-Free Money Market Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2016:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$687,298,963	$—
Investment Company	9,662,862	—	—
Total	$9,662,862	$687,298,963	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$64,618	$—
Liabilities(a)
Futures Contracts	$(688,123)	$—	$—
Interest Rate Swap Contracts	—	(394,217)	—
Total	$(688,123)	$(394,217)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$4,011,152,908	$—
Corporate Obligation	—	6,662,000	—
Total	$—	$4,017,814,908	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD MUNICIPAL (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Credit Default Swap Contracts	$—	$1,428,085	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(1,082,836)	$—
Interest Rate Swap Contract	—	(2,440,289)	—
Total	$—	$(3,523,125)	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,368,894,099	$—

Derivative Type
Assets(a)
Credit Default Swap Contract	$—	$323,089	$—
Liabilities(a)
Credit Default Swap Contract	$—	$(11,362)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$64,618	-—	$—
Interest Rate	—	—	Variation margin on certain derivative contracts	(1,082,340)
Total		$64,618		$(1,082,340)

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$1,428,085	Payable for unrealized loss on swap contracts	$(1,082,836)	(b)
Interest Rate	—	—	Variation margin on certain derivative contracts	(2,440,289)	(a)
Total		$1,428,085		$(3,523,125)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$323,089	Payable for unrealized loss on swap contracts	$(11,362)	(b)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,339	$(21,829)	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	(2,530,431)	(440,157)	44
Total		$(2,500,092)	$(461,986)	46

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,088,559	$(1,402,846)	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(16,660,014)	4,819,113	1
Total		$(15,571,455)	$3,416,267	8

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$202,668	$(138,846)	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.55%	0.50%	0.48%	0.47%	0.46%	0.55%	0.40	%(1)(2)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.53	0.53
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.35	(2)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least July 29, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Dynamic Municipal Income Fund invests in FST Institutional Shares of the Goldman Sachs Financial Square Tax-Free Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended March 31, 2016, GSAM waived $8,867 of the Fund’s management fees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2016, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2016. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2016, Goldman Sachs advised that it retained front end sales charges of $20,212, $30,360 and $1,557 for the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2016. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$953,031	$—	$—	$366,903	$2,713	$1,322,647
High Yield Municipal	—	—	174,929	568,676	45,212	788,817
Short Duration Tax-Free	601,249	116,787	—	589,147	49,223	1,356,406

(a)	Applicable to Class A, C and IR Shares.

G.  Line of Credit Facility — As of March 31, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of March 31, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% of the Service Class Shares of the Dynamic Municipal Income Fund.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2016, the purchase and sale transactions for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$—	$5,794,054	$478,926
High Yield Municipal	1,229,605	8,063,169	716,323
Short Duration Tax-Free	705,215	22,223,104	13,104

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Tax-Free Money Market Fund as of and for the fiscal year ended March 31, 2016:

Dynamic Municipal Income Fund
Underlying Fund	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 03/31/2016	Dividend Income
Goldman Sachs Financial Square Tax-Free Money Market Fund	$—	$216,717,952	$(207,055,090)	$9,662,862	$775

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Dynamic Municipal Income	$196,528,794	$94,416,136
High Yield Municipal	1,035,751,202	366,348,479
Short Duration Tax-Free	1,173,219,238	996,372,051

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$396,702	$2,375,651	$123,746
Tax-exempt income	22,446,172	168,943,095	51,189,688
Net long-term capital gains	—	—	428,050
Total distributions	$22,842,874	$171,318,746	$51,741,484

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$206,036	$4,164,634	$652,062
Tax-exempt income	18,851,431	148,364,424	46,972,052
Net long-term capital gains	—	—	370,694
Total distributions	$19,057,467	$152,529,058	$47,994,808

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Undistributed tax-exempt income — net	$7,537,783	$74,664,653	$1,804,441
Capital loss carryforwards:(1)
Expiring 2017	$(13,220,467)	$(553,071,659)	$—
Expiring 2018	(11,494,807)	(431,157,569)	—
Expiring 2019	(704,599)	(11,866,582)	—
Perpetual Short-term	(2,601,167)	(91,995,265)	—
Perpetual Long-term	—	(162,637,948)	—
Total capital loss carryforwards	$(28,021,040)	$(1,250,729,023)	$—
Timing differences (Qualified Late Year Loss Deferral, Defaulted Bond Income and Distribution Payable)	(2,967,401)	(18,417,126)	(193,670)
Unrealized gains — net	30,001,246	202,933,504	3,878,882
Total accumulated earnings (losses) — net	$6,550,588	$(991,547,992)	$5,489,653

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated. The Dynamic Municipal Income and High Yield Municipal Funds had capital loss carryforwards of $5,753,929 and $220,731,177, respectively, which expired in the current fiscal year. The Dynamic Municipal Income and Short Duration Tax-Free Funds utilized capital loss carryforwards of $2,292,445 and $1,072,439, respectively, during the fiscal year.

As of March 31, 2016, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$666,695,314	$3,815,835,761	$4,365,809,444
Gross unrealized gain	53,102,469	468,004,136	64,139,117
Gross unrealized loss	(22,835,958)	(266,024,989)	(61,054,462)
Net unrealized security gain	30,266,511	201,979,147	3,084,655
Net unrealized gain (loss) on other investments	(265,265)	954,357	794,227
Net unrealized gain	$30,001,246	$202,933,504	$3,878,882

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations and differences in the tax treatment of swap transactions, and the recognition of income and gains/losses of certain bonds.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

7. TAX INFORMATION (continued)

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Municipal Income	$(5,753,929)	$6,363,815	$(609,886)
High Yield Municipal	(220,731,177)	222,348,334	(1,617,157)
Short-Duration Tax Free	—	(45,268)	45,268

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER RISKS (continued)

circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — The Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,720,425	$58,051,402	2,192,730	$34,781,146
Shares converted from Class B(a)	—	—	5,567	88,292
Reinvestment of distributions	344,723	5,371,021	343,027	5,427,228
Shares redeemed	(3,610,570)	(56,072,072)	(2,023,687)	(31,928,312)
	454,578	7,350,351	517,637	8,368,354
Class B Shares(a)
Shares sold	—	—	198	3,514
Shares converted to Class A	—	—	(5,567)	(88,292)
Reinvestment of distributions	—	—	2,144	33,803
Shares redeemed	—	—	(165,084)	(2,615,275)
	—	—	(168,309)	(2,666,250)
Class C Shares
Shares sold	835,143	13,048,024	306,368	4,851,890
Reinvestment of distributions	35,448	552,588	29,167	461,555
Shares redeemed	(353,817)	(5,516,495)	(235,876)	(3,727,274)
	516,774	8,084,117	99,659	1,586,171
Institutional Shares
Shares sold	15,186,355	236,772,323	8,459,272	134,040,755
Reinvestment of distributions	914,307	14,243,405	650,973	10,299,012
Shares redeemed	(9,947,544)	(155,115,309)	(4,036,725)	(63,764,306)
	6,153,118	95,900,419	5,073,520	80,575,461
Service Shares
Reinvestment of distributions	37	573	38	613
Shares redeemed	(222)	(3,500)	—	—
	(185)	(2,927)	38	613
Class IR Shares
Shares sold	529,669	8,264,606	251,546	3,979,297
Reinvestment of distributions	16,499	256,740	8,119	128,371
Shares redeemed	(290,762)	(4,526,006)	(49,681)	(783,459)
	255,406	3,995,340	209,984	3,324,209
NET INCREASE	7,379,691	$115,327,300	5,732,529	$91,188,558

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,773,731	$44,114,762	7,969,366	$74,119,450
Shares converted from Class B(a)	—	—	6,258	58,391
Reinvestment of distributions	1,144,403	10,547,186	1,166,093	10,837,012
Shares redeemed	(5,517,134)	(50,795,733)	(10,101,477)	(93,738,421)
	401,000	3,866,215	(959,760)	(8,723,568)
Class B Shares(a)
Shares sold	—	—	1,118	10,304
Shares converted to Class A	—	—	(6,258)	(58,391)
Reinvestment of distributions	—	—	9,341	86,392
Shares redeemed	—	—	(569,001)	(5,300,770)
	—	—	(564,800)	(5,262,465)
Class C Shares
Shares sold	950,111	8,762,502	1,392,292	12,897,227
Reinvestment of distributions	240,369	2,215,323	257,193	2,390,572
Shares redeemed	(2,014,789)	(18,570,802)	(1,424,473)	(13,228,420)
	(824,309)	(7,592,977)	225,012	2,059,379
Institutional Shares
Shares sold	127,594,329	1,177,853,968	72,628,331	674,242,071
Reinvestment of distributions	16,547,656	152,589,319	14,058,074	130,713,841
Shares redeemed	(65,014,349)	(599,414,160)	(54,381,772)	(504,213,128)
	79,127,636	731,029,127	32,304,633	300,742,784
Class IR Shares
Shares sold	754,337	6,964,605	606,116	5,589,918
Reinvestment of distributions	96,178	887,256	80,427	748,299
Shares redeemed	(484,019)	(4,470,430)	(261,181)	(2,425,950)
	366,496	3,381,431	425,362	3,912,267
NET INCREASE	79,070,823	$730,683,796	31,430,447	$292,728,397

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,534,246	$26,748,594	4,572,749	$48,477,544
Reinvestment of distributions	116,088	1,224,532	134,781	1,429,040
Shares redeemed	(6,561,982)	(69,219,571)	(8,679,098)	(91,991,539)
	(3,911,648)	(41,246,445)	(3,971,568)	(42,084,955)
Class C Shares
Shares sold	1,029,737	10,853,113	607,828	6,439,292
Reinvestment of distributions	10,925	115,132	10,323	109,352
Shares redeemed	(1,186,296)	(12,501,894)	(1,361,291)	(14,422,337)
	(145,634)	(1,533,649)	(743,140)	(7,873,693)
Institutional Shares
Shares sold	214,243,079	2,258,369,073	209,728,744	2,221,068,131
Reinvestment of distributions	4,594,367	48,401,158	4,091,001	43,326,069
Shares redeemed	(196,995,117)	(2,076,521,244)	(181,286,450)	(1,920,125,989)
	21,842,329	230,248,987	32,533,295	344,268,211
Service Shares
Shares sold	9,554	100,816	—	—
Reinvestment of distributions	43	445	76	803
Shares redeemed	(3)	(36)	(23,364)	(246,761)
	9,594	101,225	(23,288)	(245,958)
Class IR Shares
Shares sold	138,426	1,458,770	108,762	1,151,151
Reinvestment of distributions	3,755	39,556	6,930	73,384
Shares redeemed	(153,827)	(1,621,761)	(675,144)	(7,153,436)
	(11,646)	(123,435)	(559,452)	(5,928,901)
NET INCREASE	17,782,995	$187,446,683	27,235,847	$288,134,704

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at March 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying fund, and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2016

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016, which represents a period of 183 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/15	Ending Account Value 3/31/16		Expenses Paid for the 6 Months Ended 3/31/16*	Beginning Account Value 10/01/15	Ending Account Value 3/31/16		Expenses Paid for the 6 Months Ended 3/31/16*	Beginning Account Value 10/01/15	Ending Account Value 3/31/16		Expenses Paid for the 6 Months Ended 3/31/16*
Class A
Actual	$1,000	$1,029.80		$3.96	$1,000	$1,047.30		$4.40	$1,000	$1,007.60		$3.66
Hypothetical 5% return	1,000	1,021.10	+	3.94	1,000	1,020.70	+	4.34	1,000	1,021.35	+	3.69
Class C
Actual	1,000	1,026.00		7.75	1,000	1,043.40		8.22	1,000	1,005.50		5.67
Hypothetical 5% return	1,000	1,017.35	+	7.72	1,000	1,016.95	+	8.12	1,000	1,019.35	+	5.70
Institutional
Actual	1,000	1,031.60		2.23	1,000	1,048.80		2.92	1,000	1,008.30		1.96
Hypothetical 5% return	1,000	1,022.80	+	2.23	1,000	1,022.15	+	2.88	1,000	1,023.05	+	1.97
Service
Actual	1,000	1,028.80		4.82	N/A	N/A		N/A	1,000	1,005.80		4.46
Hypothetical 5% return	1,000	1,020.25	+	4.80	N/A	N/A		N/A	1,000	1,020.55	+	4.50
Class IR
Actual	1,000	1,031.10		2.69	1,000	1,048.60		3.12	1,000	1,008.80		2.41
Hypothetical 5% return	1,000	1,022.35	+	2.68	1,000	1,021.95	+	3.08	1,000	1,022.60	+	2.43

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	0.78%	1.53%	0.44%	0.95%	0.53%
High Yield Municipal	0.86	1.61	0.57	N/A	0.61
Short Duration Tax-Free	0.73	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply-chain management services company) (2014-2015) and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2016, Goldman Sachs Trust consisted of 100 portfolios (95 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (seven of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 14 portfolios (five of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	141	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President, and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2016, 98.26%, 98.61%, and 99.76% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, the High Yield Municipal Fund, and the Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Short Duration Tax-Free Fund designates $428,050 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended March 31, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2016 Goldman Sachs. All rights reserved. 45890-TMPL-05-2016 TFFIAR-16/15K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,724,925	$3,570,472	Financial Statement audits.

Audit-Related Fees:

• PwC	$158,000	$0	Other attest services.

Tax Fees:

• PwC	$1,091,628	$659,410	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,568,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2016 and March 31, 2015 were approximately $1,091,628 and $659,410 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2016